As filed with the Securities and Exchange Commission on March 1, 1996

                    Registration File Nos. 33-31140/811-4420


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 11

                                    FORM S-6
                        ---------------------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------

                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                               201 Highland Avenue
                              Largo, Florida 34640
          (Complete Address of Depositor's Principal Executive Offices)

                             Thomas E. Pierpan, Esq.
                           Vice President and Counsel
                   Western Reserve Life Assurance Co. of Ohio
                               201 Highland Avenue
                              Largo, Florida 34640
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                              Stephen E. Roth, Esq.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

                        ---------------------------------

It is proposed that this filing will become effective (check appropriate space):

____ immediately upon filing pursuant to paragraph (b) of Rule 485


____ on     DATE     , pursuant to paragraph (b) of Rule 485


____ 60 days after filing pursuant to paragraph (a) of Rule 485


  X  on    MAY 1, 1996   , pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2, the Registrant has chosen to register an indefinite amount of the securities being offered. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on February 28, 1996.

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2


N-8B-2 ITEM                      CAPTION IN PROSPECTUS
-----------                      ---------------------

         1            Cover Page; The Series Account

         2            Cover Page; Western Reserve Life Assurance Co. of Ohio

         3            Not Applicable

         4            Distribution of the Policies

         5            The Series Account

         6            The Series Account

         7            Not Applicable

         8            Not Applicable

         9            Legal Proceedings

        10 Introduction; Policy Benefits; Payment and Allocation of Premiums; Investments of the Series Account; Policy Rights

        11            The Series Account; WRL Series Fund, Inc.

        12            The Series Account; WRL Series Fund, Inc.

        13 Charges and Deductions; The Series Account; Investments of the Series Account

        14            Introduction; Allocation of Premiums and Cash Value

        15            Allocation of Premiums and Cash Values

        16            The Series Account

        17            Cash Value; The Series Account; Policy Rights

        18            Payment and Allocation of Premiums; Cash Value

        19            Voting Rights of the Series Account; Reports and Records

N-8B-2 ITEM                      CAPTION IN PROSPECTUS
-----------                      ---------------------

        20            Not Applicable

        21            Loan Privileges

        22            Not Applicable

        23            Safekeeping of the Series Account's Assets

        24            Policy Rights

        25            Western Reserve Life Assurance Co. of Ohio

        26            Not Applicable

        27 Western Reserve Life Assurance Co. of Ohio; The Series Account; WRL Series Fund, Inc.

        28 Western Reserve Life Assurance Co. of Ohio; Executive Officers and Directors of Western Reserve Life Assurance Co. of Ohio

        29            Western Reserve Life Assurance Co. of Ohio

        30            Not Applicable

        31            Not Applicable

        32            Not Applicable

        33            Not Applicable

        34            Not Applicable

        35            Western Reserve Life Assurance Co. of Ohio

        36            Not Applicable

        37            Not Applicable

        38            Distribution of the Policies

        39            Distribution of the Policies

N-8B-2 ITEM                      CAPTION IN PROSPECTUS
-----------                      ---------------------

        40            Not Applicable

        41 Distribution of the Policies; Western Reserve Life Assurance Co. of Ohio

        42            Not Applicable

        43            Not Applicable

        44            Cash Value

        45            Not Applicable

        46            Cash Value

        47            Introduction; Allocation of Premiums and Cash Value

        48            Not Applicable

        49            Not Applicable

        50            Not Applicable

        51            Introduction; Western Reserve Life Assurance Co. of Ohio;
                      Policy Benefits; Charges and Deductions

        52            The Series Account; WRL Series Fund, Inc.

        53            Federal Tax Matters

        54            Not Applicable

        55            Not Applicable

        56            Not Applicable

        57            Not Applicable

        58            Not Applicable

        59            Not Applicable

               WRL FREEDOM EQUITY PROTECTOR/Registered Trademark/
                             INDIVIDUAL FLEXIBLE
                            PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

                                  Issued by
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             201 Highland Avenue
                             Largo, Florida 34640
                                (800) 851-9777
                                (813) 585-6565

   The individual flexible premium variable life insurance policy ("Policy") issued by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A Policyowner may, subject to certain restrictions, vary the timing and amount of premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single life insurance policy. The minimum Specified Amount for a Policy at issue is generally $50,000, declining to $25,000 after age 45.

   The Policy provides a death benefit payable at the Insured's death, and a Net Surrender Value that can be obtained by completely or partially surrendering the Policy. Net premiums are allocated according to the Policyowner's directions among the Sub-Accounts of the WRL Series Life Account ("Series Account"), or to a fixed interest account ("Fixed Account") or a combination of both. With respect to amounts allocated to Sub-Accounts of the Series Account, the amount of the death benefit may, and the Cash Value will, vary to reflect both the investment experience of the Sub-Accounts and the timing and amount of additional premium payments. However, as long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. While additional premium payments are not required under the Policy, additional premium payments may be necessary to prevent Lapse if there is insufficient Net Surrender Value.

   The Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing the application, whichever is latest. Certain states require a free-look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners.

   The assets of each Sub-Account of the Series Account will be invested solely in a corresponding Portfolio of the WRL Series Fund, Inc. (the "Fund"). The Prospectuses for the Fund describe the investment objectives and the risks of investing in the Portfolios of the Fund corresponding to the Sub-Accounts currently available under the Policy. The Policyowner bears the entire investment risk for all amounts allocated to the Series Account; there is no guaranteed minimum Cash Value.


   It may not be to your advantage to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a Policy described in this Prospectus.

   Please read this Prospectus and the Prospectuses for the Fund carefully and retain for future reference.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS OF THE WRL SERIES FUND, INC. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

           THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

                         Prospectus Dated May 1, 1996

                              TABLE OF CONTENTS


                                                         PAGE
                                                      ---------
DEFINITIONS ........................................       1
INTRODUCTION .......................................       2
INVESTMENT EXPERIENCE INFORMATION ..................       5
 Rates of Return ...................................       6
 Death Benefit, Cash Value and Net Surrender Value
   Illustrations ...................................       6
 Other Performance Data ............................      10
WESTERN RESERVE AND THE
SERIES ACCOUNT .....................................      11
 Western Reserve Life Assurance Co.
   of Ohio .........................................      11
 The Series Account ................................      11
POLICY BENEFITS ....................................      11
 Death Benefit .....................................      11
 When Insurance Coverage Takes Effect ..............      13
 Terminal Illness Accelerated Death
   Benefit Rider ...................................      14
 Cash Value ........................................      14
INVESTMENTS OF THE SERIES ACCOUNT ..................      15
 WRL Series Fund, Inc. .............................      15
 Addition, Deletion, or Substitution
   of Investments ..................................      18
PAYMENT AND ALLOCATION OF PREMIUMS .................      18
 Issuance of a Policy ..............................      18
 Premiums ..........................................      18
 Allocation of Premiums and Cash Value .............      19
 Dollar Cost Averaging .............................      20
 Asset Rebalancing Program .........................      21
 Policy Lapse and Reinstatement ....................      21
CHARGES AND DEDUCTIONS .............................      22
 Premium Expense Charges ...........................      22
 Contingent Surrender Charges ......................      22
 Cash Value Charges ................................      24
 Optional Cash Value Charges .......................      24
 Charges Against the Series Account ................      25
 Group or Sponsored Arrangements ...................      25
 Protector Plus Program ............................      25
POLICY RIGHTS ......................................      26
 Loan Privileges ...................................      26
 Surrender Privileges ..............................      27
 Examination of Policy Privilege ("Free-Look")  ....      28
 Conversion Rights .................................      28
 Benefits at Maturity ..............................      28
 Payment of Policy Benefits ........................      28
GENERAL PROVISIONS .................................      29
 Postponement of Payments ..........................      29
 The Contract ......................................      29
 Suicide ...........................................      29
 Incontestability ..................................      29
 Change of Owner or Beneficiary ....................      29
 Assignment ........................................      29
 Misstatement of Age or Sex ........................      30
 Reports and Records ...............................      30
 Optional Insurance Benefits .......................      30
THE FIXED ACCOUNT ..................................      31
 Fixed Account Value ...............................      31
 Minimum Guaranteed and Current
   Interest Rates ..................................      31
 Allocations, Transfers and Withdrawals ............      31
DISTRIBUTION OF THE POLICIES .......................      32
FEDERAL TAX MATTERS ................................      32
 Introduction ......................................      32
 Tax Charges .......................................      32
 Tax Status of the Policy ..........................      32
 Tax Treatment of Policy Benefits ..................      33
 Employment-Related Benefit Plans ..................      34
SAFEKEEPING OF THE SERIES
ACCOUNT'S ASSETS ...................................      34
VOTING RIGHTS OF THE SERIES ACCOUNT ................      35
STATE REGULATION OF WESTERN
RESERVE ............................................      35
REINSURANCE ........................................      35
EXECUTIVE OFFICERS AND DIRECTORS
OF WESTERN RESERVE .................................      35
LEGAL MATTERS ......................................      36
LEGAL PROCEEDINGS ..................................      36
EXPERTS ............................................      36
ADDITIONAL INFORMATION .............................      36

                                i

                                                         PAGE
                                                      ---------
INFORMATION ABOUT
WESTERN RESERVE'S
FINANCIAL STATEMENTS ...............................      36
APPENDIX A - ILLUSTRATION
OF BENEFITS ........................................      37
APPENDIX B - LONG TERM MARKET TRENDS ...............      41
INDEX TO FINANCIAL
STATEMENTS .........................................      43

             The Policy is not available in the State of New York

                                 DEFINITIONS

   ACCOUNTS -- Allocation options including the Fixed Account and
Sub-Accounts of the Series Account.

   ATTAINED AGE -- The Issue Age plus the number of completed Policy years.

   ANNIVERSARY -- The same day and month as the Policy Date for each succeeding year the Policy remains In Force.

   BENEFICIARY -- The person or persons specified by the Owner as entitled to receive the death benefit proceeds under the Policy.

   CASH VALUE -- The sum of the values in each Sub-Account plus the Policy's value in the Fixed Account.

   FIXED ACCOUNT -- An allocation option other than the Series Account. The Fixed Account is part of Western Reserve's General Account. For Policies issued in New Jersey, the Fixed Account is used solely for Policy loans, and is not available for allocation of Net Premiums or transfers of Cash Value from the Sub-Accounts.

   FUND -- WRL Series Fund, Inc., a registered management investment company in which the assets of the Series Account are invested.

   GENERAL ACCOUNT -- The assets of Western Reserve other than those allocated to the Series Account or any other separate account.

   GUIDELINE PREMIUM -- The level annual premium payment necessary to provide the benefits selected by the Policyowner under the Policy through its Maturity Date, based on the particular facts relating to the Insured and certain assumptions allowed by law. The dollar amount of the Guideline Premium is shown on the Policy's Schedule Page.

   IN FORCE -- Condition under which the coverage is active and the Insured's life remains insured.

   INITIAL PREMIUM -- The amount which must be paid before coverage begins.

   INSURED -- The person upon whose life the Policy is issued.

   ISSUE AGE -- Issue Age refers to the age on the Insured's birthday nearest the Policy Date.

   LAPSE -- Termination of the Policy at the end of the grace period.

   LOAN RESERVE -- A part of the Fixed Account to which amounts are transferred as collateral for Policy loans.

   MATURITY DATE -- The date when coverage under the Policy will terminate if the Insured is living and the Policy is In Force.

   MONTHLY ANNIVERSARY OR MONTHIVERSARY -- The same date in each succeeding month as the Policy Date. For purposes of the Series Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed to be the next Valuation Date.

   NET SURRENDER VALUE -- The amount payable upon surrender of the Policy equal to the Cash Value less indebtedness and less any surrender charge.

   NET PREMIUM -- The portion of the premium available for allocation to either the Fixed Account or the Sub-Accounts of the Series Account equal to the premium paid by the Policyowner less any applicable premium expense charges.

   OFFICE -- The administrative office of Western Reserve whose mailing address is P. O. Box 5068, Clearwater, Florida 34618-5068.

   PLANNED PERIODIC PREMIUM -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

   POLICY -- The flexible premium variable life insurance policy offered by Western Reserve and described in this Prospectus.

   POLICY DATE -- The date set forth in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. The Policy Date is used to determine Policy years and Policy Months. Policy Anniversaries are measured from the Policy Date.

   POLICY MONTH -- A month beginning on the Monthly Anniversary.

   POLICYOWNER ("OWNER") -- The person who owns the Policy and who may exercise all rights under the Policy while living.

   PORTFOLIO -- A separate investment portfolio of the Fund.

   RECORD DATE -- The date the Policy is recorded on the books of Western Reserve as an In Force Policy.

   SERIES ACCOUNT -- WRL Series Life Account, a separate investment account established by Western Reserve to receive and invest Net Premiums allocated under the Policy.

   SPECIFIED AMOUNT -- The minimum death benefit payable under the Policy as long as the Policy remains In Force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

   SUB-ACCOUNT -- A sub-division of the Series Account. Each Sub-Account invests exclusively in the shares of a specified Portfolio of the Fund.

   TERMINATION -- Condition when the Insured's life is no longer insured under the coverage provided.


   VALUATION DATE --Any day on which Western Reserve is required by law to value the assets of the Series Account.

   VALUATION PERIOD -- The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

                                 INTRODUCTION

 1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL
    FIXED-BENEFIT LIFE INSURANCE POLICY?

      Like conventional fixed-benefit life insurance, as long as the Policy remains In Force, the Policy will provide for: (1) the payment of a minimum death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of Cash Value; and (3) surrender rights and Policy loan privileges.

      The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate Net Premiums to one or more Sub-Accounts of the Series Account, or to the Fixed Account, or to a combination of both. (For Policies issued in New Jersey, the Fixed Account is not available for allocation of Net Premiums.) Each Sub-Account invests in a designated Portfolio of the Fund. The amount and/or duration of the life insurance coverage and the Cash Value of the Policy are not guaranteed and may increase or decrease depending upon the investment experience of the Sub-Accounts. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Series Account but reaps the benefits of any appreciation in value. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 27.) Unlike conventional fixed-benefit life insurance, a Policyowner also has the flexibility, subject to certain restrictions (see Premiums - Premium Limitations, p. 26), to vary the frequency and amount of premium payments and to adjust the death benefits payable under the Policy by increasing or decreasing the Specified Amount. Thus, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Moreover, the failure to pay a scheduled premium ("Planned Periodic Premium") will not itself cause the Policy to Lapse, although additional premium payments may be necessary to prevent Lapse if Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement - Lapse, p. 28.)

 2. WHAT DEATH BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

      The Policy provides the payment of benefits upon the death of the Insured. The Policy contains two death benefit options. Under Death Benefit Option A, the death benefit is the greater of the Specified Amount of the Policy or a specified percentage times the Cash Value of the Policy on the date of death of the Insured. Under Death Benefit Option B, the death benefit is the greater of the Specified Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured or a specified percentage times the Cash Value of the Policy on the date of death of the Insured. As long as the Policy remains In Force, the minimum death benefit payable under either option will be the current Specified Amount. The amount of death benefit will be reduced by any outstanding indebtedness and any due and unpaid charges, and increased by any additional insurance benefits added by rider and any unearned loan interest. Under Western Reserve's current rules, the minimum Specified Amount for a Policy at issue is generally $50,000, declining to $25,000 after age 45. The minimum Specified Amount will be set forth in the Policyowner's Policy. (See Policy Benefits - Death Benefit, p. 16.)

      Optional insurance benefits offered under the Policy include a Children's Insurance Rider; an Other Insured Rider; an Accidental Death Benefit Rider; an Option to Increase Specified Amount Rider; a Disability Waiver Rider; a Disability Waiver and Income Rider; and Primary Insured Riders. (See Optional Cash Value Charges - Optional Insurance Benefits, p. 33.) The cost of these optional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See Charges and Deductions - Cash Value Charges, p. 32.)

      A Terminal Illness Accelerated Death Benefit Rider is automatically included with every Policy at no additional charge. This rider makes a "Single Sum Benefit" available prior to the Insured's death if the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced the Insured's life expectancy as defined in the rider. (See Policy Benefits - Death Benefit - Terminal Illness Accelerated Death Benefit Rider, p. 20.)

      Benefits under the Policy may be paid in a lump sum or under one of the settlement options set forth in the Policy. (See Payment of Policy Benefits - Settlement Options, p. 39.)

 3. HOW MAY THE AMOUNT OF THE DEATH BENEFIT AND CASH VALUE VARY?

      Under either death benefit option, as long as the Policy remains In Force, the death benefit will not be less than the current Specified Amount of the Policy. The amount of death benefit will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, exceed the Specified Amount under certain circumstances. The amount by which the death benefit exceeds the Specified Amount depends upon the option chosen and the Cash Value of the Policy. (See Policy Benefits - Death Benefit, p. 16.)

      The Policy's Cash Value in the Series Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Sub-Accounts of the Series Account, any cash withdrawals, and any charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Series Account is borne by the Policyowner; Western

    Reserve does not guarantee a minimum Cash Value. (See Policy Benefits - Cash Value, p. 21.)

 4. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

      The Policyowner has significant flexibility to adjust the death benefit payable by changing the Death Benefit Option type, and by increasing or decreasing the Specified Amount of the Policy or adding riders to increase the total death benefit payable. No change in the Death Benefit Option type may be made during the first three Policy years. The Policyowner may change the death benefit option only once each Policy year after the third Policy year. (See Death Benefit - Change in Death Benefit Option, p. 17.) No increase in the Specified Amount may be requested during the first Policy year nor on or after the Insured's Attained Age 75, and no decrease may be requested during the first three Policy years. Any increase in the Specified Amount will require additional evidence of insurability satisfactory to Western Reserve (see Policy Benefits - Death Benefit, p. 16), and will result in additional charges. (See Cash Value Charges - Cost of Insurance, p. 32.)

 5. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE IN CONNECTION WITH PREMIUM
    PAYMENTS?

      A Policyowner has considerable flexibility concerning the amount and frequency of premium payments. Western Reserve will require the Policyowner to pay an Initial Premium at least equal to a minimum monthly first year premium set forth in the Policy before issuing the Policy. Thereafter, a Policyowner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Payment and Allocation of Premiums - Premiums, p. 26.) Each Policyowner will also determine a Planned Periodic Premium schedule. The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. The amount and frequency of Planned Periodic Premium payments will be prescribed in the Policy. The amount and frequency of Planned Periodic Premium payments may be changed upon written request. (See Premiums - Planned Periodic Premiums, p. 26.)

 6. HOW LONG WILL THE POLICY REMAIN IN FORCE?

      The Policy will Lapse only when Net Surrender Value is insufficient to pay the monthly deduction (see Charges and Deductions - Cash Value Charges, p. 32), and a grace period expires without a sufficient payment by the Policyowner. (See Loan Privileges - Indebtedness, p. 37.) However, during the first three Policy years, the Policy will remain In Force and no grace period will begin provided there is no increase in the Specified Amount or addition of any riders, and the total premiums received (minus any withdrawals and minus any outstanding loans) equal or exceed the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month. The Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to Lapse. Second, the Policy can lapse even if Planned Periodic Premiums or premiums in other amounts have been paid, if Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges. If the Insured is alive and the Policy is In Force on the Maturity Date, which is the Insured's 95th birthday, the Policy will then terminate and no longer be In Force, unless Western Reserve is willing to extend the Maturity Date and there are no unfavorable tax consequences. The Net Surrender Value as of the Maturity Date will be paid to the Policyowner.

 7. HOW ARE NET PREMIUMS ALLOCATED?

      The portion of the premium available for allocation ("Net Premium") equals the premium paid less the premium expense charges. (See Charges and Deductions - Premium Expense Charges, p. 30.) The Policyowner initially determines the allocation of the Net Premium among the Sub-Accounts of the Series Account, each of which invests in shares of a designated Portfolio of the Fund, or to the Fixed Account, or a combination. (For Policies issued in New Jersey, the Fixed Account is not available for allocation of Net Premiums.) Each Portfolio has a different investment objective. (See Investments of the Series Account - WRL Series Fund, Inc., p. 22.) The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777.

      Subject to certain restrictions, a Policyowner may transfer Cash Value among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. (For Policies issued in

    New Jersey, the Fixed Account is not available for transfers of Cash Value from the Sub-Accounts.) The transfer will be effective on the first Valuation Date on or following the day appropriate notice of such transfer is received at the Office of Western Reserve. (See Allocation of Premiums and Cash Value - Transfers, p. 28 and The Fixed Account - Allocations, Transfers and Withdrawals, p. 43.)

 8. IS THERE A "FREE-LOOK" PERIOD?

      Yes, the Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing the application, whichever is latest. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In most states, Western Reserve will refund the value of the amounts allocated to the Accounts plus any charges previously deducted. (See Policy Rights - Examination of Policy Privilege, p. 38.)

 9. MAY THE POLICY BE SURRENDERED?

      Yes, the Policyowner may totally surrender the Policy at any time and receive the Net Surrender Value of the Policy. Subject to certain limitations, the Policyowner may also make cash withdrawals from the Policy at any time after the first Policy year and prior to the Maturity Date. (See Policy Rights - Surrender Privileges, p. 37.) If Death Benefit Option A is in effect, cash withdrawals will reduce the Policy's Specified Amount by the amount of the cash withdrawal.

10. WHAT IS THE LOAN PRIVILEGE?

      After the first Policy Anniversary, a Policyowner may obtain a Policy loan in any amount which is not greater than 90% of the Cash Value less any surrender charge and any already outstanding loan. Western Reserve reserves the right to permit a Policy Loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy, or an annuity contract, under Section 1035(a) of the Internal Revenue Code of 1986, as amended. It should be noted, however, that a loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Matters, p. 44.)

      For Policies issued prior to May 1, 1994, the interest rate charged on Policy loans is at the rate of 7.4% payable annually in advance. For Policies issued on or after May 1, 1994, the interest rate on a Policy loan is 5.2% payable annually in advance in all states. For the following states, the interest rate on a Policy loan is 7.4% for all Policies issued prior to, and 5.2% for Policies issued on or after, the date indicated: Idaho - May 24, 1994, Montana - May 20, 1994, Rhode Island - May 19, 1994, Oregon - June 27, 1994, Minnesota - December 28, 1994, Vermont - February 21, 1996. The requested loan amount, plus interest in advance, will be transferred from the Accounts to the Loan Reserve and credited at the end of each Policy year with guaranteed interest at a rate of 4% per year. Western Reserve may from time to time, and in its sole discretion, credit the Loan Reserve with additional interest at a rate higher than 4% per year. The Loan Reserve is currently credited with a rate higher than 4% per year. The minimum loan amount is generally $500. (See Policy Rights - Loan Privileges, p. 36.) Upon repayment of a loan, amounts in the Loan Reserve in excess of the outstanding value of the loan are currently transferred to the Accounts in the same manner as Net Premium allocations; however, Western Reserve may in the future require these amounts to be transferred to the Fixed Account. (See The Fixed Account, p. 42.)

      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 45.)

11. WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

      Certain charges are deducted from each premium. A sales charge equal to 3.5% of the premiums paid through the end of the tenth Policy year is deducted to compensate Western Reserve for distribution expenses incurred in connection with the Policy. A charge of 2.5% of each premium payment is deducted to compensate Western Reserve for premium taxes imposed by various states. In addition, $2.00 per premium payment is deducted to compensate Western Reserve for costs associated with premium collections. (See Charges and Deductions - Premium Expense Charges, p. 30.)

      A "surrender charge" (part of which is a contingent deferred sales charge) is deducted if the Policy is surrendered during the first 15 Policy years. An additional "surrender charge" is deducted in connection with any increase in Specified Amount if the Policy is surrendered during the 15 years after the increase. The surrender charge and the additional surrender charge both consist of a deferred issue charge of $5.00 per $1,000 of Specified Amount; the surrender charge also consists of a deferred sales charge equal to 26.5% of one Guideline Premium and not more than 4.2% of premiums above that amount. A declining percentage of the surrender charge is assessed after the tenth year. (See Charges and Deductions - Contingent Surrender Charges, p. 30.)

      Western Reserve charges the Sub-Accounts of the Series Account for the mortality and expense risks Western Reserve assumes. The charge is made daily at an effective annual rate of 0.90% of the average daily net assets of each Sub-Account of the Series Account. (See Charges and Deductions - Charges Against the Series Account, p. 33.)

      An investment advisory charge is imposed on each applicable Portfolio of the Fund at a current annual rate stated as a percentage of the aggregate average daily net assets of the Portfolio. In addition, the Portfolios incur certain operating expenses. (See Investments of the Series Account - WRL Series Fund, Inc., p. 22.)

      Cost of insurance charges and a $5.00 monthly administration charge, are deducted monthly from the Cash Value of each Policy to compensate Western Reserve for the cost of insurance and the cost of administering the Policy. (See Charges and Deductions - Cash Value Charges, p. 32.)

      Optional Cash Value charges are deducted from the Policy as a result of Policyowner changes or elections made to the Policy. Optional Cash Value charges include charges for: optional insurance benefits, certain Cash Value transfers and cash withdrawals. (See Charges and Deductions - Optional Cash Value Charges, p. 33.)

      No charges are currently made from the Series Account for Federal or state income taxes. Should Western Reserve determine that such taxes may be imposed by Federal or state agencies, Western Reserve may make deductions from the Series Account to pay these taxes. (See Federal Tax Matters, p. 44.)

12. ARE TRANSFERS PERMITTED AMONG THE ACCOUNTS?

      Yes. A Policyowner may transfer Cash Value among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. (For Policies issued in New Jersey, the Fixed Account is not available for transfers of Cash Value from the Sub-Accounts.) (See the Fixed Account - Allocations, Transfers and Withdrawals, p. 43.) Twelve Cash Value transfers are permitted without charge in a Policy year. Each additional transfer will be subject to a transfer charge of $10. This charge will not be increased. Certain restrictions apply to transfers from the Fixed Account. Western Reserve may at any time revoke or modify the transfer privilege. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value - Transfers, p. 28.)

13. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?

      At present, there is only limited guidance for determining whether a Policy meets the requirements prescribed by tax legislation for tax treatment as a life insurance contract under Section 7702 of the Internal Revenue Code. With respect to a Policy that is issued on the basis of a rate class using non-smoker Ultimate Select, non-smoker Select, smoker Ultimate Standard or smoker Standard guaranteed rates, while there is some uncertainty due to the limited guidance on Section 7702, Western Reserve nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard rate class, there is even less guidance to determine whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether such a Policy would satisfy Section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not qualify as a life insurance contract, Western Reserve will take whatever steps are appropriate and reasonable to attempt to have such a Policy comply with Section 7702. For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under
    Section 7702. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, Western Reserve believes that the death benefit paid under the Policy generally should be fully excludable from the gross income of the Beneficiary for Federal income tax purposes. Moreover, the Owner should not be deemed in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

      A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. (See Tax Treatment of Policy Benefits - Modified Endowment Contracts, p. 46.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any distributions of gains generally will be subject to a 10% penalty tax.

      If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans and loans secured by a Policy will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. For further elaboration on the tax consequences of a Policy, see Federal Tax Matters,
    p. 44.

                      INVESTMENT EXPERIENCE INFORMATION

   THE INFORMATION PROVIDED IN THIS SECTION SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND AND HYPOTHETICAL ILLUSTRATIONS OF THE POLICY BASED ON THE HISTORICAL INVESTMENT EXPERIENCE OF THE FUND. IT DOES NOT REPRESENT OR PROJECT FUTURE INVESTMENT PERFORMANCE.

   The Policies became available for sale in March of 1990. The Series Account and the Fund commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of each Portfolio of the Fund for the periods shown. The illustrations of death benefits, Cash Values and Net Surrender Values shown below depict these Policy features for a hypothetical Policy as if it had been purchased on January 1, 1987 by an Insured in the age and risk classes indicated, based on the historical investment experience of the Portfolio indicated since January 1, 1987. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year.

RATES OF RETURN


   The rates of return shown below are based on the actual investment performance, as described above, after the deduction of investment management fees and direct Fund expenses, of the Portfolios of the Fund. The rates are average annual compounded rates of return for the periods ending on December 31, 1995. (See Investments of the Series Account - WRL Series Fund, Inc., p. 22.)


   These rates of return do not reflect the annual charge against the assets of the Series Account of 0.90% for mortality and expense risks. These rates of return also do not reflect the charges deducted from premiums, monthly deductions from Cash Value, or surrender charges. (See Charges and Deductions
- Premium Expense Charges, p. 30; Contingent Surrender Charges, p. 30; and Cash Value Charges, p. 32.) Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. (See, however, Death Benefit, Cash Value and Net Surrender Value Illustrations, p. 9.) Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

   Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.


                  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1995

FUND PORTFOLIO                INCEPTION*       5 YEARS       3 YEARS       1 YEAR
--------------                ----------       -------       -------       ------
Growth                               %              %             %             %
Bond                                 %              %             %             %
Money Market                         %              %             %             %
Global                               %           N/A              %             %
Short-to-Intermediate
  Government                         %           N/A              %             %
Emerging Growth                      %           N/A           N/A              %
Equity-Income                        %           N/A           N/A              %
Aggressive Growth                    %           N/A           N/A              %
Balanced                             %           N/A           N/A              %
Utility                              %           N/A           N/A              %
Tactical Asset Allocation            %           N/A           N/A           N/A
C.A.S.E Growth                       %           N/A           N/A           N/A
Standard & Poor's Index
  of 500 Common Stocks               %              %             %             %

* The Growth, Bond and Money Market Portfolios of the Fund commenced operations on October 2, 1986. The Global and Short-to-Intermediate Government Portfolios commenced operations on December 3, 1992. The Emerging Growth and Equity-Income Portfolios commenced operations on March 1, 1993. The Aggressive Growth, Balanced and Utility Portfolios commenced operations on March 1, 1994. The Tactical Asset Allocation Portfolio commenced operations on January 3, 1995. The C.A.S.E. Growth Portfolio commenced operations on May 1, 1995. The Standard & Poor's Index of 500 Common Stocks returns are based on an inception date of October 2, 1986.

Because the Value Equity Portfolio had not yet commenced operations as of December 31, 1995, the above chart does not reflect rates of return for this Portfolio.


   Additional information regarding the investment performance of the Portfolios of the Fund appears in the attached Prospectuses for the Portfolios of the Fund.

DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE ILLUSTRATIONS


   In order to demonstrate how the actual investment experience of the Portfolios will affect the Option A death benefits, the Policy Cash Value and the Net Surrender Value, the following hypothetical illustrations are based on the actual investment experience of each Portfolio as if the Policy had been available for sale and issued on January 1, 1987. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. These illustrations do not represent what may happen in the future.

   The illustrations show Options A based on the payment of annual premiums of $2,000 at the beginning of each Policy year, and a Specified Amount of $165,000 for a male age 35. The illustrations assume that the Insured is placed in Western Reserve's non-smoker Ultimate Select underwriting rate class. (See Cash Value Charges - Cost of Insurance, p. 32.) The illustrations also assume that the Policy's entire Cash Value is allocated to the Sub-Account corresponding to the Portfolio shown.


   The amounts shown for death benefits, Cash Values and Net Surrender Values take into account all charges and deductions from the Policy, the Series Account and the Fund (see Charges and Deductions - Premium Expense Charges, p. 30, Charges Against the Series Account, p. 33, and Investments of the Series Account - WRL Series Fund, Inc., p. 22).

   For each Portfolio of the Fund, one illustration is based on the guaranteed cost of insurance rates, while the other illustration is based on the current cost of insurance rates. These examples of Policy performance are for the specific age, sex, rate class, premium payment pattern and Policy set forth above. The amount and timing of premium payments would affect individual Policy benefits as would any withdrawals or loans.

   This Prospectus also contains illustrations based on assumed rates of return. See Appendix A, pages 52-53.


   The following example shows how the hypothetical net return of the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GROWTH PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1988 .............................    $ 1,743        1,726           464           447
1989* ............................      3,826        3,783         2,462         2,420
1990* ............................      8,027        7,931         6,580         6,484
1991* ............................      9,265        9,138         7,734         7,606
1992* ............................     17,291       17,029        15,675        15,413
1993* ............................     19,055       18,730        17,356        17,030
1994* ............................     21,031       20,624        19,248        18,840
1995* ............................     20,410       19,960        18,542        18,092
1996* ............................

* For each year shown, benefits and values reflect only premiums paid during previous
  Policy years.

   The following example shows how the hypothetical net return of the Bond Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                                BOND PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1988 .............................    $ 1,470        1,455           191           176
1989* ............................      3,207        3,169         1,843         1,806
1990* ............................      5,457        5,388         4,009         3,940
1991* ............................      7,408        7,304         5,877         5,772
1992* ............................     10,369       10,207         8,753         8,591
1993* ............................     12,723       12,502        11,023        10,803
1994* ............................     15,780       15,472        13,997        13,689
1995* ............................     15,960       15,604        14,092        13,737
1996* ............................

*  For each year shown, benefits and values reflect only premiums paid during previous
   Policy years.

   The following example shows how the hypothetical net return of the Money Market Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            MONEY MARKET PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1988 .............................    $ 1,645        1,629           366            349
1989* ............................      3,370        3,332         2,007         1,968
1990* ............................      5,266        5,199         3,818         3,752
1991* ............................      7,233        7,131         5,701         5,599
1992* ............................      9,120        8,977         7,504         7,361
1993* ............................     10,845       10,656         9,145         8,956
1994* ............................     12,500       12,254        10,716        10,470
1995* ............................     14,318       13,999        12,451        12,131
1996* ............................

* For each year shown, benefits and values reflect only premiums paid during previous
  Policy years.

   The following example shows how the hypothetical net return of the Global Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993, if the Global Portfolio had been offered by the Policy as of January 1, 1993. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                               GLOBAL PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1994 .............................    $2,132        $2,113        $  853        $  833
1995* ............................     3,667         3,627         2,303         2,263
1996* ............................

* For each year shown, benefits and values reflect only premiums paid during previous
  Policy years.

   The following example shows how the hypothetical net return of the Short-to-Intermediate Government Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993, if the Short-to-Intermediate Government Portfolio had been offered through the Policy as of January 1, 1993. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                  SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1994 .............................    $1,613        $1,596        $  333        $  317
1995* ............................     3,118         3,082         1,755         1,718
1996* ............................

* For each year shown, benefits and values reflect only premiums paid during previous
  Policy years.

   The following example shows how the hypothetical net return of the Emerging Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                          EMERGING GROWTH PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1995 .............................    $1,423        $1,408         $144          $128
1996* ............................

* For each year shown, benefits and values reflect only premiums paid during previous
  Policy years.

   The following example shows how the hypothetical net return of the Equity-Income Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           EQUITY-INCOME PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1995 .............................    $1,541        $1,525         $262           $246
1996* ............................

* For each year shown, benefits and values reflect only premiums paid during previous
  Policy years.

   The following example shows how the hypothetical net return of the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                         AGGRESSIVE GROWTH PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates

                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1996 .............................

                                9

   The following example shows how the hypothetical net return of the Balanced Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that net premiums and related
Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                              BALANCED PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates


                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1996 .............................

   The following example shows how the hypothetical net return of the Utility
Portfolio of the Fund would have affected benefits for a Policy dated January
1, 1995. This example assumes that net premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                              UTILITY PORTFOLIO
                  Male, Issue Age 35, $2,000 Annual Premium
         ($165,000 Specified Amount, Non-Smoker Ultimate Select Risk)
                            Death Benefit Option A
             Both Current and Guaranteed Cost of Insurance Rates


                                            CASH VALUE             NET SURRENDER VALUE
                                    -------------------------   ------------------------
POLICY ANNIVERSARY ON JANUARY 1 OF    CURRENT    GUARANTEED       CURRENT     GUARANTEED
----------------------------------  ----------  -------------   ----------    ----------
1996 .............................    $1,541        $1,538         $262           $259

   Because the Tactical Asset Allocation Portfolio commenced operations on January 3, 1995, the C.A.S.E. Growth Portfolio commenced operations on May 1, 1995 and Value Equity Portfolio had not yet commenced operations as of December 31, 1995, there are no hypothetical illustrations for these Portfolios.

OTHER PERFORMANCE DATA

   Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Sub-Accounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.


   Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

   Western Reserve may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

   In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                    WESTERN RESERVE AND THE SERIES ACCOUNT

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

   Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Office of Western Reserve is located in Largo, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 34618-5068. Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

   PUBLISHED RATINGS OF WESTERN RESERVE. Western Reserve may from time to time publish in advertisements, sales literature and reports to Policyowners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (I.E., debt/ commercial paper).

THE SERIES ACCOUNT

   WRL Series Life Account ("Series Account") was established by Western Reserve as a separate account on July 16, 1985. The Series Account meets the definition of a "separate account" under the Federal securities laws. The Series Account will receive and invest the Net Premiums paid under this Policy and other flexible premium variable life insurance policies issued by Western Reserve.

   Although the assets of the Series Account are the property of Western Reserve, the Code of Ohio, under which the Series Account was established, provides that the assets in the Series Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Series Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Series Account's assets exceed its liabilities arising under the Policies supported by it.

   The Series Account is currently divided into thirteen Sub-Accounts. Each Sub-Account invests exclusively in shares of a single Portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account of the Series Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Series Account or arising out of any other business Western Reserve may conduct.

                               POLICY BENEFITS

DEATH BENEFIT

   Policyowners designate in the initial application one of two death benefit options offered under the Policy: Death Benefit Option A ("Option A") and Death Benefit Option B ("Option B"). As long as the Policy remains In Force, (see Policy Lapse and Reinstatement - Lapse, p. 28), Western Reserve will, upon receiving due proof of the Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. (See Payments of Policy Benefits - Settlement Options, p. 39.) Western Reserve guarantees that as long as the Policy remains In Force (see Policy Lapse and Reinstatement - Lapse, p. 28), the death benefit proceeds under either option will never be less than the Specified Amount of the Policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance In Force provided by rider and any unearned loan interest.

   OPTION A. The death benefit is the greater of the Specified Amount of the Policy or the applicable percentage (the "limitation percentage") times the Cash Value on the date of death. The limitation percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death.

For an Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the following Limitation Percentage Table. Accordingly, under Option A the death benefit will remain level unless the limitation percentage times the Cash Value exceeds the Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies.

   ILLUSTRATION OF OPTION A. For purposes of this illustration, assume that the Insured's Attained Age is under 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50.


   Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by

$2.50. If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Specified Amount, the death benefit will equal the Specified Amount of the Policy.

                         LIMITATION PERCENTAGE TABLE

  ATTAINED AGE                PER YEAR
   OF INSURED           LESS  OVER AGE
  ------------          ----  --------
under 40  ......  250%
41 - 45  .......  250%   7%      40
46 - 50  .......  215%   6%      45
51 - 55  .......  185%   7%      50
56 - 60  .......  150%   4%      55
61 - 65  .......  130%   2%      60
66 - 70  .......  120%   1%      65
71 - 75  .......  115%   2%      70
76 - 90  .......  105%   0%      75
91 - 95  .......  105%   1%      90

   OPTION B. The death benefit is equal to the greater of the Specified Amount plus the Cash Value of the Policy or the limitation percentage times the Cash Value on or prior to the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Limitation Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies.

   ILLUSTRATION OF OPTION B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a Specified Amount of $50,000 will generally pay a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50.

   Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, Cash Value multiplied by the limitation percentage is less than the Specified Amount plus the Cash Value, then the death benefit will be the Specified Amount plus the Cash Value of the Policy.

   CHOOSING DEATH BENEFIT OPTION A OR OPTION B. As described above and assuming the death benefit is not determined by reference to the limitation percentage, Option A will provide a Specified Amount of death benefit which does not vary with changes in Cash Value. Thus, under Option A, as Cash Value increases, Western Reserve's net amount at risk under the Policy will decline. In contrast, Option B involves a constant net amount at risk, assuming that the death benefit is not determined by reference to the limitation percentage. Therefore, assuming positive investment experience, the deduction for cost of insurance under a Policy with an Option A death benefit will be less than under a corresponding Policy with an Option B death benefit. Because of this, if investment performance is positive, Cash Value under Option A will increase faster than under Option B but the total death benefit under Option B will generally be greater. Thus, Option A could be considered more suitable for Policyowners whose goal is increasing Cash Value based upon positive investment experience while Option B could be considered more suitable for Policyowners whose goal is increasing total death benefit.

   CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed by the Policyowner once each Policy year after the third Policy year by sending Western Reserve a written request for change. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters, p. 44.)

   Under Western Reserve's current rules, no change may be made if it would result in a Specified Amount less than the minimum Specified Amount set forth in the Policy. The effective date of any change will be the Monthly Anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.

   If the death benefit option is changed from Option B to Option A, the Specified Amount will be increased by an amount equal to the Policy's Cash Value on the effective date of change. If the death benefit option is changed from Option A to Option B, the Specified Amount will be decreased by an amount equal to the Cash Value on the effective date of the change.

   CORRIDOR PERCENTAGE. If, pursuant to requirements of the Internal Revenue Code of 1986, as amended, the death benefit under a Policy is determined by reference to the limitation percentages discussed above, the Policy is described as "in the corridor," and an increase in the Cash Value of the Policy will increase the net amount at risk assumed by Western Reserve and consequently increase the cost of insurance deducted from the Cash Value of the Policy. (See "Cash Value Charges" - Cost of Insurance, p. 32.)

   INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy (I.E., the difference between the death benefit and the Cash Value) in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a cash withdrawal from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

   (a) A decrease in the Specified Amount will, subject to the limitation percentage (see Policy Benefits - Death Benefit, p. 16), in general decrease the insurance protection and the charges under the Policy without reducing the Cash Value.

   (b) If Option A is elected, an increased level of premium payments also will reduce the pure insurance protection, until the limitation percentage times the Cash Value exceeds the Specified Amount. Furthermore, increased premiums should increase the amount of funds available to keep the Policy In Force.

   (c) A cash withdrawal will reduce the death benefit. (See Surrender Privileges - Cash Withdrawals, p. 38.) However, it has no effect on the amount of pure insurance protection and charges under the Policy, unless the death benefit payable is governed by the limitation percentages.

   (d) An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant limitation percentage. If the insurance protection is increased, the Policy charges generally will increase as well.

   (e) A reduced level of premium payments also generally increases the amount of pure insurance protection if Option A is elected, or maintains the same amount of pure insurance protection if Option B is elected, again depending on the limitation percentage. Furthermore, it results in a reduced amount of Cash Value and increases the possibility that the Policy will Lapse.

   HOW DEATH BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, vary with the Policy's Cash Value. Under Option A, the death benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Specified Amount of the Policy. The death benefit under Option B will always vary with the Cash Value because the death benefit equals either the Specified Amount plus the Cash Value or the limitation percentage times the Cash Value.

   CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, a Policyowner may increase or decrease the Specified Amount of a Policy. Western Reserve reserves the right to limit changes to once each Policy year. A change in Specified Amount may affect the net amount at risk, which may affect a Policyowner's cost of insurance charge. (See Cash Value Charges - Cost of Insurance, p. 32.) A change in Specified Amount could also have Federal income tax consequences. (See Federal Tax Matters, p. 44.)

   DECREASES. Any decrease in the Specified Amount will become effective on the Monthly Anniversary date on or following receipt of a written request from the Policyowner by Western Reserve. No requested decrease in the Specified Amount will be permitted during the first three Policy years. The Specified Amount remaining In Force after any requested decrease may not be less than the minimum Specified Amount set forth in the Policy. Western Reserve reserves the right to limit any decrease to no more than 20% of the Specified Amount immediately prior to the decrease. If, following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Premiums - Premium Limitations, p. 26), the decrease may be limited to the extent necessary to meet these requirements.

   INCREASES. For an increase in the Specified Amount, written application must be submitted. Western Reserve will also require that additional evidence of insurability be submitted. Western Reserve reserves the right to decline any increase request. Any increase will become effective on the effective date shown on an endorsement to the Policy. The effective date of the increase will be the Monthly Anniversary on or following written approval of the increase by Western Reserve. No increase in the Specified Amount will be permitted during the first Policy year or on or after the Insured's Attained Age of 75. Under Western Reserve's current rules, the increase may not be less than $10,000. An increase need not be accompanied by an additional premium, but there must be sufficient Net Surrender Value to cover the next monthly deduction after the increase becomes effective. (See Charges and Deductions - Optional Cash Value Charges, p. 33.)

   HOW THE DURATION OF THE POLICY MAY VARY. The duration of the Policy depends upon the Net Surrender Value. The Policy will remain In Force until maturity so long as the Net Surrender Value is sufficient to pay the monthly deduction. (See Charges and Deductions - Cash Value Charges, p. 32.) Where, however, Net Surrender Value is insufficient to pay the monthly deduction, and a grace period expires without an adequate payment by the Policyowner, the Policy will Lapse and terminate without value, except during the first three Policy years in certain circumstances. (See Policy Lapse and Reinstatement - Lapse, p. 28.)

WHEN INSURANCE COVERAGE TAKES EFFECT

   No life insurance coverage shall take effect unless the proposed Insured and all additional Insureds proposed for coverage are alive and in the same condition of health as described in the application when the policy is delivered to the Policyowner and the full Initial Premium is paid. However, if the full Initial Premium is paid as set forth in the conditional receipt attached to the application, and the conditional receipt is delivered to the Policyowner, the terms of the conditional receipt shall apply.

   CONDITIONAL INSURANCE COVERAGE. Each and every person proposed for insurance must be insurable and acceptable to Western Reserve under its underwriting rules for the amount, plan and risk classification applied for on the later of: (a) the date of application, or (b) the date of completion of all medical tests and examinations required by Western Reserve. Any check given for payment must be honored on first presentation. The conditional receipt and all coverages applied for on the application are void if a check or draft received for payment of the Initial Premium is not honored for payment when presented for payment on first presentation.

   AMOUNT OF CONDITIONAL LIFE INSURANCE COVERAGE. If conditional insurance coverage becomes effective under the terms of the conditional receipt, then the amount of conditional life insurance coverage on any person proposed for insurance is the lesser of: (a) the amount of life insurance applied for on such person, or (b) $100,000 reduced by the amounts payable under all other life insurance or accidental death benefits then in force or pending with Western Reserve.

   WHEN CONDITIONAL LIFE INSURANCE COVERAGE BEGINS. If the conditions listed above are fulfilled, then the amount of conditional insurance coverage specified above shall take effect on the later of: (a) the date of the application, or (b) the date of the completion of all medical tests and examinations required by Western Reserve. All conditional coverages for each and every person proposed for insurance will be deemed void if the application contains material misrepresentation or is fraudulently completed. Benefits under the conditional receipt coverage will be denied if any person proposed for insurance commits suicide.

   WHEN CONDITIONAL LIFE INSURANCE COVERAGE ENDS. Conditional life insurance coverage shall terminate automatically, without notice, on the earliest of the following dates: (a) the date Western Reserve approves the Policy as applied for, or (b) 10 days following any counteroffer by Western Reserve to offer insurance to any person proposed for insurance under a different plan or at an increased premium or on a different rate class or (c) at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage in the amount as described above, or
(d) at the beginning of the 60th day following the date of the conditional receipt.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

   In states where this rider has been approved by that state's department of insurance, upon receipt of proof satisfactory to Western Reserve that the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's Statement (a "Terminal Condition"), Western Reserve will pay to the Policyowner a "Single Sum Benefit", equal to:

   (a) the Death Benefit in effect on the date the Single Sum Benefit is paid; multiplied by

   (b) the Election Percentage; divided by

   (c) 1 + i, where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under Internal Revenue Code section 846(c)(2), as it may be amended from time to time; and (B) equals the Policy Loan Interest Rate.

   minus

   (d) Indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.

   "Death Benefit" under the Rider means the amount payable at death of the Insured under the Policy, plus the benefit payable under any In Force Primary Insured Rider. (See Optional Insurance Benefits - Primary Insured Rider, p. 42.) "Election Percentage" means a percentage, selected by the Policyowner, not to exceed 100% of the Policy's Death Benefit, as defined under the Rider; however, in no event will the Election Percentage result in a Single Sum Benefit greater than $500,000. A "Physician" may be a Doctor of Medicine or a Doctor of Osteopathy, licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license, and must be someone other than the Insured, the Policyowner, a person who lives with the Insured or Policyowner, or a person who is part of the Insured's or Policyowner's "Immediate Family" (spouse, child, brother, sister, parent, grandparent or grandchild of the Insured). The "Physician's Statement" must be a written statement signed by a Physician which provides the Physician's diagnosis of the Insured's non-correctable medical condition. It must state with reasonable medical certainty that the non-correctable medical condition will result in the death of the Insured within 12 months of the Physician's Statement, taking into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

   The Rider will not pay benefits creating a Terminal Condition resulting from self-inflicted bodily injuries occurring within the same period specified in the Policy's suicide provision. The Rider terminates at the earliest of (a) the date the Policy terminates, (b) the effective date of a settlement option elected under the Policy, (c) the date the Single Sum Benefit is paid, or (d) the date the Policyowner elects to terminate the Rider.

   The tax consequences of adding the Rider to a Policy or receiving a benefit under that Rider are unclear. A Policyowner should therefore consult a qualified tax adviser about these consequences before adding this Rider to a Policy.

   There is no additional charge for this rider. As stated above, this rider may not be available in all states or, if available, the terms of the rider may vary, in accordance with the requirements of each state's insurance laws.

CASH VALUE

   At the end of any Valuation Period, the Cash Value of the Policy is equal to the sum of the Sub-Account values of the Series Account plus the Fixed Account Value. There is no guaranteed minimum Cash Value.

   NET SURRENDER VALUE. A Policyowner may at any time surrender the Policy and receive the Policy's Net Surrender Value. (See Policy Rights - Surrender Privileges, p. 37.) The Net Surrender Value as of any date is equal to:

   (1) the Cash Value as of such date; minus

   (2) any surrender charge as of such date (as described on p. 30); minus

   (3) any outstanding Policy loan; plus

   (4) any unearned loan interest.

   DETERMINATION OF VALUES IN THE SERIES ACCOUNT. On the Policy Date, the Policy's value in a Sub-Account of the

Series Account will equal the portion of any Net Premium allocated to the Sub-Account, reduced by the portion of the first monthly deduction allocated to that Sub-Account. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, p. 27.) Thereafter, on each Valuation Date, the Policy's value in a Sub-Account of the Series Account will equal:

   (1) The Policy's value in the Sub-Account on the preceding Valuation Date, multiplied by the experience factor for the current Valuation Period; plus

   (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Sub-Account; plus

   (3) All values transferred to the Sub-Account from the Loan Reserve, from the Fixed Account or from another Sub-Account during the current Valuation Period; minus

   (4) All values transferred from the Sub-Account to the Loan Reserve, to the Fixed Account or to another Sub-Account during the current Valuation Period; minus

   (5) All cash withdrawals from the Sub-Account during the current Valuation Period; minus

   (6) The portion of the monthly deduction allocated to the Sub-Account during the current Valuation Period.

   The Policy's total value in the Series Account equals the sum of the Policy's value in each Sub-Account. (For a description of how the values of the Fixed Account are calculated, see The Fixed Account - Fixed Account Value, p. 42.) Because the Cash Value is dependent upon a number of variables, including the investment experience of the chosen Sub-Accounts of the Series Account, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the Policy, a Policy's Cash Value cannot be predetermined.

   THE EXPERIENCE FACTOR. The experience factor measures investment experience during a Valuation Period. Each Sub-Account has its own distinct experience factor. In calculating a Sub-Account's experience factor for a Valuation Period, the net asset value for each share of the corresponding Portfolio of the Fund at the end of the current Valuation Period is increased by the amount per Portfolio share of any dividend or capital gain distribution received by the Portfolio during the current Valuation Period and decreased by a per Portfolio share charge for any applicable taxes. The total is then divided by the net asset value per Portfolio share at the end of the preceding Valuation Period. Western Reserve then deducts a daily charge equal to 0.90% on an annual basis of the average daily net assets of each Sub-Account to compensate Western Reserve for certain mortality and expense risks. (See Charges Against the Series Account - Mortality and Expense Risk Charge, p. 33.)

   VALUATION DATE AND VALUATION PERIOD. The net asset value per share of shares of the Fund is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

                      INVESTMENTS OF THE SERIES ACCOUNT

WRL SERIES FUND, INC.

   The Series Account invests in shares of the Fund, a series mutual fund which is registered with the Securities and Exchange Commission
("Commission") as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Commission.

   Currently, the Portfolios of the Fund corresponding to the Sub-Accounts of the Series Account are: Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Equity-Income Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio, Utility Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Growth Portfolio and Value Equity Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Pending any prior approval by a state insurance regulatory authority, certain Sub-Accounts and corresponding Portfolios may not be available to residents of some states.

   The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information, including a description of risks, can be found in the Prospectuses for the Fund which should be read carefully.

   AGGRESSIVE GROWTH PORTFOLIO: This Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities.

   EMERGING GROWTH PORTFOLIO: This Portfolio seeks capital appreciation by investing primarily in common stocks of small and medium sized companies.

   GROWTH PORTFOLIO: This Portfolio's objective is growth of capital.

   GLOBAL PORTFOLIO: This Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers.

   BALANCED PORTFOLIO: This Portfolio seeks preservation of capital, reduced volatility, and superior long-term risk adjusted returns by investing primarily in common stock, convertible securities and fixed-income securities.


   EQUITY-INCOME PORTFOLIO: This Portfolio seeks to provide current income, long-term growth of income and capital appreciation by investing primarily in common stocks, income producing securities convertible into common stocks, and fixed-income securities.

   BOND PORTFOLIO: This Portfolio seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

   SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO: This Portfolio seeks as high a level of current income as is consistent with preservation of capital, primarily through investments in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities.

   UTILITY PORTFOLIO: This Portfolio's objective is to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies.

   MONEY MARKET PORTFOLIO: This Portfolio's objective is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

   TACTICAL ASSET ALLOCATION PORTFOLIO: This Portfolio seeks preservation of capital and competitive investment returns by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

   C.A.S.E. GROWTH PORTFOLIO: This Portfolio's objective is capital growth through investments in small to medium-sized companies.

   VALUE EQUITY PORTFOLIO: This Portfolio seeks to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

   Western Reserve serves as investment adviser to the Fund and manages its assets in accordance with policies, programs and guidelines established by the Board of Directors of the Fund.

   Janus Capital Corporation ("Janus") serves as sub-adviser to the Growth, Bond and Global Portfolios of the Fund. Janus, located at 100 Fillmore Street, Suite 300, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and individual, corporate, charitable, and retirement accounts. The aggregate market value of the assets managed by
Janus was approximately $   billion as of        , 1996. Western Reserve and
Janus will divide equally monthly compensation at current annual rates of 0.50% of the aggregate average daily net assets of the Bond Portfolio and 0.80% of the aggregate average daily net assets each of the Growth Portfolio and Global Portfolio.

   AEGON USA Investment Management, Inc. ("AEGON Management") is sub-adviser to the Short-to-Intermediate Government and the Balanced Portfolios of the Fund. AEGON Management, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON and thus is an affiliate of Western Reserve. AEGON Management serves as sub-adviser to the two bond portfolios of IDEX II Series Fund. AEGON Management also manages the general account investment portfolios of the life insurance subsidiaries of AEGON
which had in excess of $   billion under management as of          , 1996.
Western Reserve and AEGON Management will divide equally monthly compensation at the current annual rate of 0.60% of the aggregate average daily net assets of the Short-to-Intermediate Government Portfolio and 0.80% of the aggregate average daily net assets of the Balanced Portfolio. AEGON Management's compensation will be reduced by 50% of the amount paid by Western Reserve on behalf of the Short-to-Intermediate Government and the Balanced Portfolios pursuant to any expense limitation or other reimbursement.

   Van Kampen American Capital Asset Management, Inc. ("Van Kampen American Capital") is sub-adviser to the Emerging Growth Portfolio of the Fund. Van Kampen American Capital, located at 2800 Post Oak Blvd., Houston, Texas 77056, is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of Van Kampen American Capital Holding, Inc. ("VK/AC Holding"). VK/AC Holding is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, Alberto Cribiore, Donald J. Gogel and Hubbard C. Howe, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 6% of the common stock of VK/AC Holding and have the right to acquire, upon the exercise of options, approximately an additional 10% of the common stock of VK/AC Holding. Western Reserve and Van Kampen American Capital will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Emerging Growth Portfolio. Van Kampen American Capital's compensation will be reduced by 50% of the amount paid by Western Reserve on behalf of the

Emerging Growth Portfolio pursuant to any expense limitation or other reimbursement.

   Luther King Capital Management Corporation ("Luther King"), located at 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102, is sub-adviser to the Equity-Income Portfolio of the Fund. Ultimate control of Luther King is exercised by J. Luther King, Jr. Although Luther King has no previous experience as an investment adviser to mutual funds, it is a registered investment adviser and provides investment management services to Accounts of individual and other institutional investors. Western Reserve and Luther King will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Equity-Income Portfolio.

   Federated Investment Counseling ("Federated") is sub-adviser to the Utility Portfolio of the Fund. Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a Delaware business trust organized on April 11, 1989 and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by Federated and other subsidiaries of Federated Investors is approximately $70 billion. Western Reserve will receive monthly compensation at the current annual rate of 0.75% of the aggregate average daily net assets of the Utility Portfolio. From this amount, as compensation for its services, Federated will receive payment of fees equal to 0.50% of the first $30 million of average daily net assets, 0.35% of the next $20 million of average daily net assets, and 0.25% of average daily net assets in excess of $50 million of the Utility Portfolio.

   Fred Alger Management, Inc. ("Fred Alger") is sub-adviser to the Aggressive Growth Portfolio of the Fund. Fred Alger, located at 75 Maiden Lane, New York, NY 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M.
Alger. Fred Alger, as of            , 1996, had approximately $    billion in
assets under management for investment companies and private accounts. Western Reserve and Fred Alger will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Aggressive Growth Portfolio.

   Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. ("Dean") is sub-adviser to the Tactical Asset Allocation Portfolio of the Fund. Dean, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is a registered investment adviser with the Securities and Exchange Commission. Dean is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean Investments manages portfolios for individuals and institutional clients worldwide. Dean provides a full range of investment advisory services and currently has over $4 billion of assets under management. Western Reserve and Dean will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Tactical Asset Allocation Portfolio. Dean's compensation will be reduced by 50% of the amount paid by Western Reserve on behalf of the Tactical Asset Allocation Portfolio pursuant to any expense limitation or other reimbursement.

   J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), located at 522 Fifth Avenue, New York, New York 10036, is sub-adviser to the Money Market Portfolio of the Fund. Keith M. Schappert is the President and Chief Executive Officer of J.P. Morgan. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies. Western Reserve will receive monthly compensation at the current annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio. From this amount, as compensation for its services, J.P. Morgan will receive 0.15% of the average daily net assets of the Money Market Portfolio.

   C.A.S.E. Management, Inc. ("C.A.S.E."), located at 2255 Glades Road, Boca Raton, Florida 33431, is sub-adviser to the C.A.S.E. Growth Portfolio of the Fund. C.A.S.E. is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers. Western Reserve and C.A.S.E. will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the C.A.S.E. Growth Portfolio.

   NWQ Investment Management, Inc. ("NWQ Investment"), located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, is sub-adviser to the Value Equity Portfolio of the Fund. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ Investment provides investment management services to institutions and high net worth individuals. As of December 31, 1995, NWQ Investment had over $5.6 billion in assets under management. Western Reserve and NWQ Investment will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Value Equity Portfolio. NWQ Investment's compensation will be reduced by 50% of the amount paid by Western Reserve on behalf of the Value Equity Portfolio pursuant to any expense limitation or other reimbursement.

   In addition to the Series Account, shares of the Fund are also sold to the WRL Series Annuity Account, a separate account established by Western Reserve for its variable annuity contracts, and shares of the Growth Portfolio are sold to the PFL Endeavor Variable Annuity Account, a separate account of PFL Life Insurance Company, the AUSA Endeavor Variable Annuity Account, a separate account of AUSA Life Insurance Company, Inc., and to the AUSA Series

Life Account, a separate account of AUSA Life Insurance Company, Inc., all affiliates of Western Reserve. Shares of the Fund may in the future be sold to other separate accounts, including separate accounts established for variable life insurance policies or variable annuity contracts issued by Western Reserve or its affiliates. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Western Reserve nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

   Western Reserve reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Series Account or that the Series Account may purchase. Western Reserve reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or of another open-end, registered investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgement further investment in any Portfolio should become inappropriate in view of the purposes of the Series Account. Western Reserve will not substitute any shares attributable to a Policyowner's interest in a Sub-Account of the Series Account without notice and prior approval of the Commission, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law. Nothing contained herein shall prevent the Series Account from purchasing other securities for other Portfolios or classes of policies, or from permitting a conversion between Portfolios or classes of policies on the basis of requests made by Policyowners.

   Western Reserve also reserves the right to establish additional Sub-Accounts of the Series Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Western Reserve, marketing, tax or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policyowners on a basis to be determined by Western Reserve. Western Reserve may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, Western Reserve may by appropriate endorsement make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Western Reserve to be in the best interests of persons having voting rights under the Policies, the Series Account may be operated as a management company under the 1940 Act, or it may be deregistered under the 1940 Act in the event such registration is no longer required.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

   Individuals wishing to purchase a Policy must send a completed application to Western Reserve, P.O. Box 5068, Clearwater, Florida 34618-5068. Under Western Reserve's current rules, the minimum Specified Amount of a Policy is generally $50,000, declining to $25,000 after age 45. Policies will generally be issued only to Insureds 75 years of age or under who supply satisfactory evidence of insurability sufficient to Western Reserve. Western Reserve may, however, at its sole discretion, issue a Policy to an individual above the age of 75. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

PREMIUMS

   Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.

   PREMIUM FLEXIBILITY. Unlike conventional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Western Reserve may require the Policyowner to pay an Initial Premium at least equal to a minimum monthly guarantee premium set forth in the Policy before issuing the Policy. (See Charges and Deductions -Premium Expense Charges, p. 30.) Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time in any amount.

   PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Policyowner is not required to pay premiums in accordance with this schedule. Furthermore, the

Policyowner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

   The payment of a Planned Periodic Premium will not guarantee that the Policy remains In Force. Instead, the duration of the Policy depends upon the Policy's Net Surrender Value. (See Death Benefit - How the Duration of the Policy May Vary, p. 19.) Thus, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will nonetheless lapse any time Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, during the first three Policy years, the Policy will remain In Force and no grace period will begin provided there has been no increase in the Specified Amount or addition of any riders and the total of the premiums received is equal to or exceeds the minimum monthly guarantee premium specified in the Policy times the number of months since the Policy Date, including the current month. (See Policy Lapse and Reinstatement - Lapse, p. 28.)

   PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. Under Western Reserve's current rules, the minimum payment amount is $50. Premium payments less than this minimum amount may be returned to the Policyowner.

   PAYMENT OF PREMIUMS. Payments made by the Policyowner will be treated as a premium payment unless clearly marked as loan repayments. Certain charges will be deducted from each premium payment. (See Charges and Deductions - Premium Expense Charges, p. 30.)

   As an accommodation to Policyowners, Western Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an Initial Premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("FAX") of a completed application. An Initial Premium accepted via wire transfer with FAX will be allocated in accordance with current procedures explained in the next section entitled, "Allocation of Premiums and Cash Value - Allocation of Net Premiums," p. 27. An Initial Premium made by wire transfer not accompanied by a simultaneous FAX, or accompanied by a FAX of an incomplete application, will be retained for a period up to five business days while Western Reserve attempts to obtain the FAX or complete the essential information required to establish the Policy and allocate the Initial Premium at the unit value next determined after receipt of the FAX or information necessary to complete the application. If Western Reserve cannot obtain the FAX or essential information within five business days, Western Reserve will return the Initial Premium to the applicant, unless the applicant consents to allow Western Reserve to retain the Initial Premium until the required FAX or essential information is received.

   In the event the application with original signature is later received and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the FAX, the Initial Premium will be reallocated on the first Valuation Date on or following the Record Date in accordance with the allocation instructions in the application with original signature.

   Policyowners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows:

   Barnett Bank of Pinellas County
   ABA # 063000047
   For credit to: Western Reserve Life
   Account #: 1263627596
   Policyowner's Name:
   Policy Number:
   Attention: General Accounting
   Fax Number: (813) 588-1620

ALLOCATION OF PREMIUMS AND CASH VALUE

   NET PREMIUMS. The Net Premium equals the premium paid less the premium expense charges. (See Charges and Deductions - Premium Expense Charges, p. 30.) When an Initial Premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Policy Date.

   ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner will allocate Net Premiums to one or more of the Sub-Accounts of the Series Account, to the Fixed Account, or to a combination of both. (For Policies issued in New Jersey, the Fixed Account is not available for allocation of Net Premiums.) Notwithstanding the allocation in the application, if a premium payment of $2,000 or more is paid upon submission of the application, the Net Premium will initially be allocated to the Sub-Account of the Series Account that invests exclusively in shares of the Money Market Portfolio and will be reallocated on the first Valuation Date on or following the Record Date in accordance with the directions in the application. If a premium payment of less than $2,000 accompanies the application, the Net Premium will be allocated on the first Valuation Date on or following the Record Date in accordance with the directions in the application. In either case, the Record Date of the Policy will be the date on which the Policy is recorded on Western Reserve's books as an In Force Policy and Western Reserve will allocate Net Premiums to the Accounts on the first Valuation Date on or following the Record Date in accordance with the Policyowner's directions. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, above.)

   Net premiums paid after the Record Date will be allocated in accordance with the Policyowner's instructions. The minimum percentage of each premium that may be allocated to any account is 10%; percentages must be in whole numbers. The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding transfers among Sub-Accounts and the Fixed Account by telephone. Upon instructions from the Policyowner, the registered representative/agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes of the allocation of Net Premiums to one per year. Investment returns from the amounts allocated to Sub-Accounts of the Series Account will vary with the investment experience of these Sub-Accounts and the Policyowner bears the entire investment risk.

   TRANSFERS. Cash Value may be transferred among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account. (For Policies issued in New Jersey, the Fixed Account is not available to receive Cash Value transferred from the Sub-Accounts.) Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See The Fixed Account -Allocations, Transfers and Withdrawals, p. 43.) The amount of Cash Value available for transfer from any Sub-Account, or the Fixed Account, is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office. As previously explained, the net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("Exchange") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits - Valuation Date and Valuation Period, p. 22.) Therefore, any transfer request received after the close of the regular business session of the Exchange, on any day the Exchange is open, will be processed utilizing the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the Exchange, on the next day the Exchange is open for business. Cash Value available for transfer from the Fixed Account will be determined in the same manner.

   Policyowners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative/agent of record for the Policy may, upon instructions from the Policyowner, make telephone transfers upon request without the necessity for the Policyowner to have previously authorized telephone transfers in writing. If, for any reason, a Policyowner does not want the ability to make transfers by telephone, the Policyowner should provide written notice to Western Reserve at its Office. All telephone transfers should be made by calling Western Reserve at its toll-free number 1-800-851-9777. Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Policyowners, and/or tape recording of telephone instructions received from Policyowners. Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office.

   Twelve Cash Value transfers are permitted without charge in a Policy year. Western Reserve will impose a charge of $10 for each subsequent transfer. The transfer charge will not be increased. (See Optional Cash Value Charges
- Certain Cash Value Transfers, p.   .) All transfers made in any one day will
be considered a single transfer and any transfer charges will be deducted in an equal amount from each Sub-Account from which a transfer was made. Transfers resulting from policy loans, the exercise of conversion rights, and the reallocation of Cash Value immediately after the Record Date, will not be treated as a transfer for the purpose of this charge. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account or to the exercise
of the conversion rights. (See Policy Rights - Conversion Rights, p.   .)

DOLLAR COST AVERAGING

   The Policyowner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Bond Sub-Account, the Short-to-Intermediate Government Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to a Sub-Account. This service, offered without charge, is intended to allow the Owner to utilize "Dollar Cost Averaging," a long-term investment method which provides for regular, level investments over time. Western Reserve makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging a minimum of $10,000 must be in each Account from which transfers will be made and at least $1,000, in the aggregate, must be transferred each month, unless Western Reserve consents to a smaller amount.

   To further qualify for Dollar Cost Averaging from the Fixed Account, no more than one-tenth (1/10) of the amount in the Fixed Account at the commencement of Dollar Cost Averaging can be transferred each month. Other types of transfers from the Fixed Account may also be subject to certain other restrictions. (See "THE FIXED ACCOUNT - Allocations, Transfers and
Withdrawals" on page   .)

   A written election of this service, on a form provided by Western Reserve, must be completed by the Policyowner in order to begin transfers. The first transfer will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. Once elected, transfers from the Money Market, Bond, Short-to-Intermediate Government Sub-Accounts or the Fixed Account will be processed monthly until the entire value of each Account from which transfers are made is completely depleted or the Policyowner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 was allocated to the Money Market Sub-Account and $10,000 was allocated to the Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month would continue to be made from the Money Market Sub-Account even though transfers from the Bond Sub-Account had ceased as a result of depletion of value. (See "CHARGES AND DEDUCTIONS -
Transfer Charge" on page   .) Each transfer which occurs under the Dollar
Cost Averaging service will be counted towards the twelve free transfers allowed during each Policy year. Western Reserve reserves the right to discontinue offering Dollar Cost Averaging upon 30 days written notice to Policyowners. Dollar Cost Averaging is not available if the Owner has elected the Asset Rebalancing Program.

   Although Dollar Cost Averaging is not available as of the date of this Prospectus, Western Reserve anticipates its availability by the end of 1996, and will notify Policyowners accordingly.

ASSET REBALANCING PROGRAM

   Western Reserve will offer a program, without charge, under which the Policyowner may authorize Western Reserve to transfer automatically Cash Value periodically to maintain a particular percentage allocation among the Sub-Accounts. The Cash Value allocated to each Sub-Account will grow or decline in value at different rates. The Asset Rebalancing Program automatically reallocates the Cash Value in the Sub-Accounts at the end of each period to match the Contract's currently effective Net Purchase Payment allocation schedule. The Asset Rebalancing Program is intended to transfer Cash Value from those Sub-Accounts that have increased in value to those Sub-Accounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Sub-Account will not have losses.

   To qualify for Asset Rebalancing, a minimum Cash Value of $10,000 for an existing Policy, or a minimum Initial Premium of $10,000 for a new Policy, is required. To participate in the Asset Rebalancing Program, a properly completed Asset Rebalancing Request Form must be received by Western Reserve at its Administrative Office. An Asset Rebalancing Request Form is available upon request.

   Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. Following receipt of the Asset Rebalancing Request Form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange is closed, rebalancing will occur on the next day the New York Stock Exchange is open. The Asset Rebalancing Program is available only before the Maturity Date, and is not available if the Policyowner has elected Dollar Cost Averaging. Each reallocation which occurs under the Asset Rebalancing Program will be counted towards the twelve free transfers allowed during each Policy year.

   The Policyowner may terminate participation at any time in the Asset Rebalancing Program by oral or written request to Western Reserve. Participating in the Asset Rebalancing Program will terminate automatically if any transfer is made to, or from, any Sub-Account, other than on account of a scheduled rebalancing. If the Policyowner wishes to resume the Asset Rebalancing Program after it has been canceled, a new Asset Rebalancing Request Form must be completed and sent to Western Reserve. The Policyowner may start and stop participation in the Asset Rebalancing Program at any time; however, Western Reserve reserves the right to restrict entry into the Asset Rebalancing Program to once per Policy Year. Cash Value allocated to the Fixed Account may not be included in the Asset Rebalancing Program.

   Western Reserve may discontinue, modify, or suspend, the Asset Rebalancing Program at any time.

   Although the Asset Rebalancing Program is not available as of the date of this prospectus, Western Reserve anticipates its availability by the end of 1996, and will notify Policyowners accordingly.

POLICY LAPSE AND REINSTATEMENT

   LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to Lapse. Lapse will only occur where Net Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment by the Policyowner. If Net Surrender Value is insufficient to cover the monthly deduction, the Policyowner must, except as noted below, pay during the grace period a payment at least sufficient to provide a Net Premium to cover the sum of the monthly deductions due within the grace period. (See Charges and Deductions, below.) (For Policies issued in New Jersey, should the grace period begin during the first three Policy years, the payment necessary to keep the Policy In Force is the lesser of the amount necessary to satisfy the minimum monthly guarantee premium and the amount necessary to increase the Net Surrender Value to cover the monthly deduction due.) However, during the first three Policy years, the Policy will not lapse and no grace period will begin provided there has been no increase in the Specified Amount or addition of any riders and the total of the premiums received (minus any withdrawals and outstanding loans) equals or exceeds the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month. Essentially, the Policy will not lapse during the first three Policy years, as long as the conditions described in the preceding sentence have been met, and even though Net Surrender Value at any point during the first three Policy years is insufficient to cover the monthly deduction and a grace period has expired without a payment sufficient to cover the monthly deduction. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges.

   If Net Surrender Value is insufficient to cover the monthly deduction, Western Reserve will notify the Policyowner and any assignee of record of the minimum payment needed to keep the Policy In Force. The Policyowner will then have a grace period of 61 days, measured from the date notice is sent to the Policyowner, for Western Reserve to receive sufficient payments. (For Policies issued in New Jersey, Policyowners will have a grace period of 61 days to mail sufficient payments.) If Western Reserve does not receive a sufficient payment within the grace period, Lapse of the Policy will result. If a sufficient payment is received during the grace period, any resulting Net Premium will be allocated among the Accounts, and any monthly deductions due will be charged to such Accounts, in accordance with the Policyowner's then current instructions. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 27, and Charges and Deductions - Cash Value Charges, p. 32.) If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.

   REINSTATEMENT. A lapsed Policy may be reinstated any time within five years after the date of Lapse and before the Maturity Date by submitting the following items to Western Reserve:

   1. A written application for reinstatement from the Policyowner;

   2. Evidence of insurability satisfactory to Western Reserve; and

   3. A premium that, after the deduction of premium expense charges, is large enough to cover:

      (a) one monthly deduction at the time of termination;

      (b) the next two monthly deductions which will become due after the time of reinstatement; and

      (c) an amount sufficient to cover any surrender charge (as described on p. 30) as of the date of reinstatement.

   Western Reserve reserves the right to decline a reinstatement request. Any indebtedness on the date of Lapse will not be reinstated. The Cash Value of the Loan Reserve on the date of reinstatement will be zero. The amount of Net Surrender Value on the date of reinstatement will be equal to the Net Premiums paid at reinstatement, less the amounts paid in accordance with (a) and (c) above.

   Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Anniversary on or next following the date Western Reserve approves the application for reinstatement.

                            CHARGES AND DEDUCTIONS

   Charges will be deducted in connection with the Policy to compensate Western Reserve for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGES

   Prior to allocation of Net Premiums among the Accounts, premiums paid will be reduced by a premium expense charge consisting of a sales charge, a charge for premium taxes and a premium collection charge.

   SALES CHARGE. A sales charge equal to 3.5% of the premiums paid through the end of the tenth Policy year will be deducted to compensate Western Reserve for distribution expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any Policy year is not necessarily related to actual distribution expenses incurred in that year. Western Reserve expects to incur the majority of distribution expenses in the first Policy year and to recover any deficiency over the life of the Policy and from Western Reserve's General Account, which may include profits, if any, derived from the mortality and expense risk charge collected under the Policy.

   PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium tax rates vary from state to state from a range of 0.5% to 3.5%. Regardless of the actual rate assessed by a particular state, a deduction of an amount equal to 2.5% of each premium payment will be made to compensate Western Reserve for paying this tax. Because of the retaliatory provisions of state premium tax laws, Western

Reserve is required to pay a minimum 2.5% premium tax regardless of a state's actual premium tax rate.

   PREMIUM COLLECTION CHARGE. Each premium payment will be reduced by a $2.00 per premium payment charge that will compensate Western Reserve for costs associated with premium billing and collection. The premium collection charge will not be increased in the future.

CONTINGENT SURRENDER CHARGES

   If the Policy is totally surrendered (or the Net Surrender Value is applied under a settlement option) prior to the end of the fifteenth (15th) Policy year, a surrender charge for the initial Specified Amount will be deducted from the Policy's Cash Value. The surrender charge consists of the sum of:

   (a) an administrative component (DEFERRED ISSUE CHARGE), and

   (b) a sales component (DEFERRED SALES CHARGE).

   Both (a) and (b) are multiplied by (c), the applicable SURRENDER CHARGE PERCENTAGE.

   (a) DEFERRED ISSUE CHARGE. The deferred issue charge is a level charge of $5.00 per thousand of initial Specified Amount. This charge is to assist Western Reserve in recovering the underwriting, processing and start-up expenses incurred in connection with the Policy and the Series Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's rate class, and establishing Policy records. Western Reserve does not anticipate that it will make any profit on this charge. A surrender charge consisting only of a deferred issue charge applies prior to the 15th Policy year to the amount of any increase in the Specified Amount. This surrender charge is also multiplied by the applicable surrender charge percentage shown in the Policy.

   (b) DEFERRED SALES CHARGE. The deferred sales charge is (1) 26.5% of the sum of all premiums paid up to the Guideline Premium shown in the Policy and,
(2) for the sum of all premiums paid in excess of the first Guideline Premium ("excess premium charge"), a percentage which varies by the Issue Age and sex of the Insured as follows:

                                   ISSUE AGE RANGE
                           ------------------------------
EXCESS PREMIUM               MALE AND
     CHARGE                   UNISEX             FEMALE
---------------            -----------          ---------
      4.2%                     0-55                0-62
      3.7%                    56-63               63-69
      3.1%                    64-68               70-74
      2.5%                    69-73                  75
      2.0%                    74-75

   The deferred sales charge is designed to assist Western Reserve in recovering distribution expenses incurred in connection with the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The proceeds of the charge may not be sufficient to cover these expenses. To the extent they are not, Western Reserve will cover the shortfall from its General Account assets, which may include profits from the mortality and expense risk charge under the Policy.

   (c) SURRENDER CHARGE PERCENTAGE. As stated above, the percentage is applied to the surrender charge due upon any surrender of a Policy during the first fourteen Policy years. In Policy years 1-10 this percentage is 100% for male Insureds at Issue Ages 0-65 and female Insureds at Issue Ages 0-70, and then declines at the rate of 20% per year until reaching zero at the end of the fifteenth (15th) Policy year as shown below. For Insureds with older Issue Ages, this percentage is less than 100% at the end of the tenth (10th) Policy year and declines to 0% in the fifteenth (15th) Policy year. Therefore, application of the percentage the surrender charges in the event of any surrender during the eleventh through fourteenth Policy years will result in reduced surrender charges. See Example (2) below. Percentages for the Protector Plus Program are different than those shown below. (See
"CHARGES AND DEDUCTIONS - Protector Plus Program," p.   .)

                         SURRENDER CHARGE PERCENTAGES
                            MALES ISSUE AGES 0-65
                           FEMALES ISSUE AGES 0-70

  SURRENDER CHARGE PERCENTAGE
      END OF POLICY YEAR*          PERCENTAGE
------------------------------- ---------------
            At Issue                  100%
              1-10                    100%
               11                      80%
               12                      60%
               13                      40%
               14                      20%
               15                       0%
              16+                       0%

 * THE PERCENTAGE ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR PERCENTAGES.

   (d) EXAMPLE (1) Assume a male Insured purchases the Policy when age 35 for $100,000 of Specified Amount, paying the Guideline Premium of $1,007, and an additional premium amount of $493 in excess of the Guideline Premium, for a total premium of $1,500 per year for four years ($6,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

  (i) DEFERRED ISSUE CHARGE - [100 x $5.00]
      ($5.00/$1,000 of Initial Specified Amount) = $500.00

 (ii) DEFERRED SALES CHARGE:
      (1) 26.5% of Guideline Premium paid
              [26.5% x $1,007], and              = $266.86

      (2)  4.2% of premiums paid in excess
              of Guideline Premium
              [4.2% x $4,993]                    = $209.71

(iii) APPLICABLE SURRENDER CHARGE                =    100%
      [(a)$500.00 + (b)($266.86 + $209.71)]
      x 100%
      SURRENDER CHARGE = [$500.00 + $476.57]
      x 100%                                     = $976.57
                                                   =======

   EXAMPLE (2) - Assume the same facts as in Example (1), EXCEPT the Owner surrenders the Policy on the 14th Policy Anniversary:

  (i) DEFERRED ISSUE CHARGE - [100 x $5.00]      = $500.00

 (ii) DEFERRED SALES CHARGE:
      (1) [26.5% x $1,007], and                  = $266.86
      (2) [4.2% x $19,993]                       = $839.71

(iii) APPLICABLE SURRENDER CHARGE                =     20%
      [(a)$500.00 + (b)($266.86 + $839.71)]
      x 20%
      SURRENDER CHARGE = [$500.00 +
      $1,106.57] x 20%                           = $321.31
                                                   =======

   If the Owner waits until the 15th Policy Anniversary or after, there will be no surrender charge.

   (e) DEFERRED ISSUE CHARGE ON INCREASES. During the 15 Policy years following each increase in Specified Amount, an additional surrender charge will be incurred upon surrender of the Policy. This charge is calculated by multiplying the amount of the increase in Specified Amount, in thousands, by the $5.00 deferred issue charge. The resulting product is then multiplied by the applicable surrender charge percentage shown in the Policy, with Policy years commencing on the date of the increase. Western Reserve does not anticipate making a profit on this charge.

CASH VALUE CHARGES

   Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate Western Reserve for certain administrative costs, the cost of insurance and optional benefits added by rider. The monthly deduction will be deducted on each Monthly Anniversary and will be allocated among the Accounts on the same basis as Net Premiums are allocated. If the value of any Account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all Accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

   COST OF INSURANCE. Western Reserve will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. When there is an increase in the Specified Amount of a Policy which results in a greater net amount at risk, the cost of insurance deduction will increase.

   Cost of insurance rates will be based on the sex, Attained Age and rate class of the Insured, and the length of time a Policy has been In Force. The actual monthly cost of insurance rates will be based on Western Reserve's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the Insured's sex, Attained Age and rate class. For standard rate classes, these rates will not exceed rates contained in the 1980 C.S.O. Tables. Western Reserve also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (E.G., one year). Any change in the cost of insurance rates will apply to all Insureds of the same age, sex, and rate class whose Policies have been In Force for the same length of time.

   The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. The State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. The State of Massachusetts formerly had a similar prohibition and has introduced legislation which would reinstate such prohibition. Therefore, Policies offered by this Prospectus to insure residents of the states of Montana and Massachusetts will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

   The rate class of an Insured will affect the cost of insurance rate. Western Reserve currently places Insureds into the following four standard rate classes: non-smoker Ultimate Select, non-smoker Select, smoker Ultimate Standard, and smoker Standard; as well as various other sub-standard rate classes involving a higher mortality risk. In an otherwise identical Policy, the cost of insurance rate is generally higher for smokers than for non-smokers and, within these two categories, higher for Insureds not in the Ultimate category than for Insureds in the Ultimate category.

   Western Reserve may also issue certain Policies on a "simplified" or expedited basis to certain categories of individuals (for example, Policies issued at a predetermined Specified Amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the guaranteed rates for non-smoker Select or smoker Standard categories (as appropriate); however, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical Policies that are underwritten using standard underwriting criteria.

   MONTHLY POLICY CHARGE. Western Reserve has primary responsibility for the administration of the Policy and the Series Account. Annual administrative expenses include recordkeeping, processing death benefit claims, Policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Series Account, Western Reserve assesses a monthly administration charge from each Policy.

This charge is currently $5.00 per Policy Month and will not be increased. Western Reserve does not anticipate that it will make any profit from this charge.

OPTIONAL CASH VALUE CHARGES

   The following optional Cash Value charges will be deducted from the Policy as the result of changes or elections made to the Policy and initiated by the Policyowner.

   OPTIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any optional insurance benefits added to the Policy by rider.


   CASH VALUE TRANSFERS. After twelve (12) free transfers per year, Western Reserve will impose and deduct from each amount transferred a transfer charge of $10 to compensate Western Reserve for the costs in effectuating the transfer. The transfer charge will not be increased in the future. Western Reserve does not expect to make a profit on the charge.

   CASH WITHDRAWALS. A processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from amounts withdrawn from the Policy and the balance will then be paid to the Policyowner. This fee will not be increased. Western Reserve does not anticipate that it will make any profit from this fee.

CHARGES AGAINST THE SERIES ACCOUNT

   Certain expenses will be deducted as a percentage of the value of the net assets of the Series Account to compensate Western Reserve for certain risks assumed in connection with the Policy.

   MORTALITY AND EXPENSE RISK CHARGE. Western Reserve will deduct a daily charge from the Series Account at an annual rate of 0.90% of the average daily net assets of the Series Account. Under Western Reserve's current procedures, these amounts are paid to the General Account monthly. Western Reserve may profit from this charge.

   The mortality risk assumed by Western Reserve is that Insureds may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies. Western Reserve also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Western Reserve to incur greater costs than anticipated when designing the Policies.

   TAXES. Currently no charge is made to the Series Account for Federal income taxes that may be attributable to the Series Account. Western Reserve may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Series Account may also be made. (See Federal Tax Matters, p. 44.)

   INVESTMENT ADVISORY FEE. Because the Series Account purchases shares of the Fund, the net assets of the Series Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See pp. 23-24 for a discussion of the investment advisory fees of each Portfolio.)

GROUP OR SPONSORED ARRANGEMENTS

   Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are qualified under
Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

   The premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount described in "Charges and Deductions" may be reduced for Policies issued in connection with group or sponsored arrangements. Western Reserve will reduce these charges in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

   Western Reserve may, in addition to waiving or reducing the premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount, also waive or reduce the Monthly Administration Charge and the charge for a cash withdrawal when lower administrative costs are incurred for: (a) current and retired directors, officers, full-time employees and agents of Western Reserve and its affiliates; (b) current and retired directors, officers, full-time employees and registered representatives of InterSecurities, Inc. and any broker-dealer which has a sales agreement with InterSecurities, Inc.; (c) any Trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities; (d) current and retired directors, officers and full-time employees of WRL
Series Fund, Inc. and any IDEX mutual fund, and any investment adviser or investment sub-adviser thereto; and (e) any member of a family of any of the foregoing (E.G., spouse, child, sibling, parent-in-law). Western Reserve reserves the right to modify or terminate this arrangement at any time.

   Western Reserve may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Policies, or which have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners of Policies funded by the Series Account.

   In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Western Reserve recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so. (See Federal Tax Matters - Employment-Related Benefit Plans, p. 47.)


PROTECTOR PLUS PROGRAM

   Policyowners who make an Initial Premium payment of at least $10,000 or more, and which is at least 90% of the maximum allowable single premium, may elect to participate in the Protector Plus Program ("Protector Plus"), formerly called the "Large Initial Premium Program," under which the underwriting process is both expedited and shortened in length by reducing the number and extent of the items required to determine the risk assumed by Western Reserve. The Protector Plus entails fewer administrative costs for Western Reserve and also reduces distribution costs by relieving sales representatives from some of the burden of assisting in the underwriting.

   A Protector Plus Policy sold under this simplified underwriting arrangement differs from a standard Policy in six principal respects: (1) a minimum Initial Premium payment which is at least $10,000 and which is at least 90% of the maximum allowable premium, (2) no premium expense charges are assessed, (3) the underwriting process is shorter and simpler, (4) the cost of insurance charges may be different for certain Policyowners, (5) premium payment provisions may be more restricted than for Policies issued on a standard basis, and (6) most Protector Plus Policies will be "modified endowment contracts" for Federal income tax purposes. (See Tax Treatment of Policy Benefits - Modified Endowment Contracts, p. 46.)

   Due to the lower administrative and distribution expenses associated with the Protector Plus, no premium expense charges (i.e., sales charge, premium tax charge and premium collection charge) are made. (See Charges and Deductions - Premium Expense Charges, p. 30.) Depending on age of issue and Specified Amount, certain medical underwriting requirements will be waived.

   Additionally, for Protector Plus Policies issued on and after May 1, 1996, the length of time the Surrender Charge Percentage applies is reduced, as follows:

  SURRENDER CHARGE PERCENTAGE
      END OF POLICY YEAR*          PERCENTAGE
------------------------------- ---------------
            At Issue                  100%
              1-5                     100%
               6                       80%
               7                       60%
               8                       40%
               9                        0%

 * THE PERCENTAGE ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR PERCENTAGES.

For a full explanation of the Contingent Surrender Charges, to which the Surrender Charge Percentage is applied, see "CHARGES AND DEDUCTIONS -
Contingent Surrender Charge," p.   .

   Although for non sub-standard rate classes the guaranteed cost of insurance rates for Protector Plus Policies will not be greater than those for standard Policies, current rates for Protector Plus Policies during the first ten Policy years may be higher for certain Policyowners (I.E., those who are assigned to non-smoker Ultimate Select or smoker Ultimate Standard rate classes) than would be the case for standard Policies. (See Cash Value Charges - Cost of Insurance, p. 32.)

   Under Western Reserve's current rules, the minimum possible Specified Amount for a Protector Plus Policy at issue is the amount of insurance that the $10,000 Initial Premium payment will purchase based on the Insured's age, sex, and rate class and certain Federal tax law guidelines. Likewise, for any larger Initial Premium payment there will be a correspondingly larger minimum Specified Amount at issue.

   The maximum Specified Amount for a Protector Plus Policy is a function of the size of the Initial Premium payment and is approximately 111% of the lowest possible minimum Specified Amount available for the same amount of Initial Premium payment.

   Depending on the Specified Amount selected by the Policyowner, a large Initial Premium payment, such as that required for a Protector Plus Policy, will generally limit the ability to make additional premium payments. This limit exists because the total of all premiums paid under a Policy may not exceed the maximum premium limitation imposed by Federal tax laws. (See Premiums - Premium Limitations, p. 26.) Of course, under a Protector Plus Policy, there are no Planned Periodic Premiums.

   Most Protector Plus Policies will be modified endowment contracts. Distributions from modified endowment contracts are generally treated as ordinary income subject to tax up to the amount equal to the excess of the Cash Value before the distribution over the investment in the Policy. In addition, the portion of any such distribution that is included in income is subject to a 10% penalty tax, except where the distribution is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner becoming disabled or is part of a series of substantially equal periodic payments for the life (or the life expectancy) of the Policyowner. Such distributions include surrenders, cash withdrawals and Policy loans. (See Tax Treatment of Policy Benefits - Distributions From Policies Classified as

Modified Endowment Contracts, p. 46.)


                                POLICY RIGHTS

LOAN PRIVILEGES

   POLICY LOAN. After the first Policy year and so long as the Policy remains In Force, the Policyowner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve reserves the right to permit a Policy Loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Internal Revenue Code of 1986, as amended. The maximum amount that may be borrowed is 90% of the Cash Value, less any surrender charge and any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the Maturity Date of the Policy and while the Policy is In Force. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters, p. 44.)

   An amount equal to the loan plus interest in advance until the next Policy Anniversary will be withdrawn from the Account or Accounts specified and transferred to the Loan Reserve until the loan is repaid. The Sub-Accounts of the Series Account may be specified. If no Account is specified, the loan amount will be withdrawn from each Account in the same manner as the current allocation instructions.

   The amount of the loan will normally be paid within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. (See General Provisions - Postponement of Payments, p. 39.) Under Western Reserve's current procedures, at each Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Reserve (including interest credited to the Loan Reserve during the previous Policy year). Western Reserve will also make this comparison any time the Policyowner repays all of the loan. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Reserve, Western Reserve will withdraw the difference from the Accounts and transfer it to the Loan Reserve in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Reserve and transfer it to the Accounts in the same manner as Net Premiums are allocated. Western Reserve reserves the right to require the transfer of such amounts to the Fixed Account, where such amounts will be credited at the applicable rate and subject to the applicable transfer and withdrawal restrictions. (See The Fixed Account, p. 42.) No charge will be imposed for these transfers.

   INTEREST RATE CHARGED. For Policies issued prior to May 1, 1994, the interest rate charged on Policy loans is at the rate of 7.4% payable annually in advance. For Policies issued on or after May 1, 1994, the interest rate on a Policy loan is 5.2% payable annually in advance. For the following states, the interest rate on a Policy loan is 7.4% for all Policies issued prior to, and 5.2% for Policies issued on or after the date indicated: Idaho - May 24, 1994, Montana - May 20, 1994, Rhode Island - May 19, 1994, Oregon - June 27, 1994, Minnesota - December 28, 1994, Vermont - February 21, 1996. If unpaid when due, interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate.

   LOAN RESERVE INTEREST RATE CREDITED. The amount transferred to the Loan Reserve will accrue interest at a minimum effective annual rate not less than 4%. Western Reserve may credit a higher rate, but it is not obligated to do so.

   EFFECT OF POLICY LOANS. A Policy loan affects the Policy, because the death benefit and Net Surrender Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and Net Surrender Value to increase by the amount of the repayment.

   As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Reserve. This amount will not be affected by the Series Account's investment performance. Amounts transferred from the Series Account to the Loan Reserve will affect the Series Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Series Account. (See The Fixed Account - Minimum Guaranteed and Current Interest Rates, p. 43.)

   There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 45.)

   INDEBTEDNESS. Indebtedness equals the total of all Policy loans less any unearned loan interest on the loans. If indebtedness exceeds the Cash Value less the then applicable surrender charge, Western Reserve will notify the Policyowner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 61 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated. (See Policy Lapse and Reinstatement, p. 28.)

   REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Maturity Date of the Policy and while the Policy is In Force. Payments made by the Policyowner while there is indebtedness will be treated as premium payments unless the Policyowner indicates that the payment should be treated as a loan repayment. (See Policy Rights - Benefits at Maturity, p. 38.) If not repaid, Western Reserve may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the Loan Reserve securing the indebtedness repaid will be transferred from the Loan Reserve to the Accounts in the same manner as Net Premiums are allocated. However, Western Reserve reserves the right to require the transfer to the Fixed Account. Western Reserve will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.

SURRENDER PRIVILEGES


   At any time before the earlier of the death of the Insured or the Maturity Date, the Policyowner may totally surrender or, after the first Policy year, make a cash withdrawal from the Policy by sending a written request to Western Reserve. The amount available for surrender is the Net Surrender Value at the end of the Valuation Period during which the surrender request is received at Western Reserve's Office. The Net Surrender Value is equal to the Cash Value less indebtedness and less any surrender charge. The surrender charge has both an administrative (deferred issue charge) and sales (deferred sales charge) component. (See Charges and Deductions - Contingent Surrender Charges, p. 30.) Surrenders from the Series Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances. (See General Provisions - Postponement of Payments, p. 39.) Additional restrictions may be applied to surrenders from the Fixed Account. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 43.) For the protection of Policyowners, all requests for cash withdrawals or total surrenders of more than $100,000, or where the withdrawal or surrender proceeds are to be sent to an address other than the address of record will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the Commission. If the Policyowner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For additional information, Policyowners may call Western Reserve at (800) 851-9777. A cash withdrawal or total surrender may have Federal income tax consequences. (See Federal Tax Matters, p. 44.)

   TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to Western Reserve along with the request. A Policyowner may elect to have the amount paid in a lump sum or under a settlement option. (See Payment of Policy Benefits - Settlement Options, p. 39.)

   CASH WITHDRAWALS. For a cash withdrawal, the amount available may be limited to no less than $500 and to no more than 10% of the Net Surrender Value. The amount paid plus a processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Accounts in the same manner as the current allocation instructions unless the Policyowner directs otherwise. Cash withdrawals are allowed only once each Policy year.

   Cash withdrawals will affect both the Policy's Cash Value and the death benefit payable under the Policy. The Policy's Cash Value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a Policy will generally be reduced by at least the amount of the cash withdrawal.

   In addition, when death benefit Option A is in effect, the Specified Amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a Specified Amount lower than the minimum Specified Amount set forth in the Policy or would deny the Policy status as life insurance under the Internal Revenue Code and applicable regulations. (See Cash Value Charges - Cost of Insurance, p. 32; Death Benefit - Insurance Protection, p. 18; and Federal Tax Matters - Tax Treatment of Policy Benefits, p. 45.)

EXAMINATION OF POLICY PRIVILEGE ("FREE-LOOK")

   The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner or within 45 days after signing the application, whichever is latest. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In such states, Western Reserve will comply with the specific requirements of those states. The Policyowner should mail or deliver the Policy to either Western Reserve or the agent who sold it. If the Policy is cancelled in a timely fashion, a refund will be made to the Policyowner. The refund will equal the sum of: (i) the difference between the premiums paid and the amounts allocated to any Accounts under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Accounts; and (iii) the value of amounts allocated to the Accounts on the date Western Reserve or its agent receives the returned Policy. If state law prohibits the calculation above, the refund will equal the total of all premiums paid for the Policy.

CONVERSION RIGHTS

   At any time upon written request within 24 months of the Policy Date, the Policyowner may elect to transfer all Sub-Account values to the Fixed Account. No transfer charge will be assessed.

BENEFITS AT MATURITY

   If the Insured is living and the Policy is In Force, Western Reserve will pay the Net Surrender Value of the Policy on the Maturity Date. (See Cash Value - Net Surrender Value, p. 20.) The Policy will mature on the Anniversary nearest the Insured's 95th birthday, if the Insured is living and the Policy is In Force. Western Reserve is willing to extend the Maturity Date provided the Policy is still In Force on the Maturity Date and there are no unfavorable tax consequences. Extension of the Maturity Date will be made upon mutual agreement between Western Reserve and the Policyowner, provided the Policyowner submits a written request to Western Reserve between 90 and 180 days prior to the Maturity Date, and provided the Policy may be extended with no unfavorable tax consequences to the Policyowner.

PAYMENT OF POLICY BENEFITS

   Death benefits under the Policy will ordinarily be paid within seven days after Western Reserve receives due proof of death, and verifies the validity of the claim. Other benefits will ordinarily be paid within seven days of receipt of proper written request (including an election as to tax withholding). Payments may be postponed in certain circumstances. (See General Provisions - Postponement of Payments, below and The Fixed Account - Allocations, Transfers and Withdrawals, p. 43.) The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, Western Reserve will pay the benefits in a lump sum.

   When death benefits are payable in a lump sum, the Beneficiary may select one or more of the settlement options. If death benefits become payable under a settlement option and the Beneficiary has the right to withdraw the entire amount, the Beneficiary may name and change contingent Beneficiaries.

   SETTLEMENT OPTIONS. Policyowners and Beneficiaries, subject to a prior election of the Policyowner, may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Series Account or the Fixed Account. Western Reserve may make other settlement options available on the Fixed Account in the future. The effective date of a settlement provision will be either the date of surrender or the date of death of the Insured. For additional information concerning these options, see the Policy itself.

   OPTION A - PAYMENTS FOR A FIXED PERIOD. The proceeds plus interest will be paid in equal monthly installments for the period chosen until the fund has been paid in full. The period chosen may not exceed 30 years.

   OPTION B - LIFE INCOME. The proceeds will be paid in equal installments for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Such installments will be payable:
(a) during the lifetime of the payee or (b) during a fixed period certain and for the remaining lifetime of the payee or (c) until the sum of installments paid equals the proceeds applied and for the remaining life of the payee. Guaranteed payment periods may be elected for 5 and 10 years, or the period in which the total payments will equal the amount retained.

   OPTION C - JOINT AND SURVIVOR LIFE INCOME. The proceeds will be paid during the joint lifetime of two persons and (a) continue upon the death of the first payee for the remaining lifetime of the survivor or (b) be reduced by one-third upon the death of the first payee and continue for the remaining lifetime of the survivor.

                              GENERAL PROVISIONS

POSTPONEMENT OF PAYMENTS

   GENERAL. Payment of any amount from the Series Account upon complete surrender, cash withdrawal, Policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Series Account's net assets. Transfers may also be postponed under these circumstances. For restrictions applicable to payments from the Fixed Account, see The Fixed Account - Allocations, Transfers and Withdrawals, p. 43.

   PAYMENT BY CHECK. Payments under the Policy of any amounts derived from premiums paid by check or bank draft may be delayed until such time as the check or bank draft has cleared the Policyowner's bank.

THE CONTRACT

   The Policy and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. No Policy provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provisions of the Policy.

SUICIDE

   If the Insured, while sane or insane, commits suicide within two years after the Policy Date, Western Reserve will pay only the premiums received, less any cash withdrawals and outstanding indebtedness. In the event of Lapse of the Policy, the suicide period will be measured from the effective date of reinstatement. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in insurance or any reinstatement, Western Reserve's total liability with respect to such increase or reinstatement will be the cost of insurance charges deducted for such increase or reinstatement.

INCONTESTABILITY

   Western Reserve cannot contest the Policy as to the initial Specified Amount after it has been In Force during the lifetime of the Insured for two years from the Policy Date. A new two year contestability period will apply to each increase in Specified Amount beginning on the effective date of each such increase and will apply to statements made in the application for the increase. If the Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

CHANGE OF OWNER OR BENEFICIARY


   The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the benefits payable at the Insured's death will be paid to the Policyowner or the Policyowner's estate. As long as the Policy is In Force, the Policyowner or Beneficiary may be changed by written request from the Policyowner in a form acceptable to Western Reserve. The Policy need not be returned unless requested by Western Reserve. The change will take effect as of the date the request is signed, regardless of whether the Insured is living when the request is received by Western Reserve. Western Reserve will not, however, be liable for any payment made or action taken before receipt of the request.


ASSIGNMENT

   The Policy may be assigned by the Policyowner. Western Reserve will not be bound by the assignment until a written copy has been received at its Office and will not be liable with respect to any payment made prior to receipt. Western Reserve assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest.

MISSTATEMENT OF AGE OR SEX

   If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

REPORTS AND RECORDS

   Western Reserve will maintain all records relating to the Series Account and the Fixed Account. Western Reserve will mail to each Policyowner, at the last known address of record, reports required by applicable laws and or regulations.

   Western Reserve will send Policyowners written confirmation within seven days of the following transactions: unplanned and certain planned premium payments, Cash Value transfers, change in death benefit option or Specified Amount, total surrender or cash withdrawals, and Policy loans or repayments. Western Reserve will also send each Policyowner an annual statement at the end of the Policy year showing for the year, among other things, the month and amount of each: premium payment made, monthly deduction, transfer, cash withdrawal and Policy loan or repayment. The annual statement will also show Policy year-end Net Surrender Value, death benefit and Policy loan value, as well as other Policy activity during the year.

OPTIONAL INSURANCE BENEFITS

   Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See Charges and Deductions - Optional Cash Value Charges, p. 33.) For purposes of the riders, the person insured under the Policy is referred to as the Primary Insured, and the term "Face Amount" refers to the level term insurance amount payable at death.

   CHILDREN'S INSURANCE RIDER: Provides a Face Amount on each of the Primary Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the Insured upon receipt of proof that the death of an insured child occurred while the rider and coverage on such child was In Force. Upon the Primary Insured's death, while the rider is in force, the rider will terminate 31 days after such death and a separate life insurance policy will be offered to each insured child for an amount equal to the level death benefit amount of the rider at a premium based upon the attained age of each insured child.

   ACCIDENTAL DEATH BENEFIT RIDER: Provides a Face Amount if the Primary Insured's death results from accidental bodily injury, as defined in the rider. Certain risks, as defined in the rider, are not covered. Under the terms of the rider, the additional benefits provided in the rider will be paid upon receipt of proof by Western Reserve that death resulted from bodily injuries effected directly and independently of all other causes through external, violent and accidental means; occurred within 90 days from the date of accident causing such injuries; and occurred while the rider was In Force. The rider will terminate on the earliest of the Policy Anniversary nearest the Primary Insured's 70th birthday, the date the Policy terminates, or the Monthiversary on which the rider is terminated on request by the Policyowner.

   INCREASE IN SPECIFIED AMOUNT RIDER: Provides increases in the Specified Amount of the Policy on specified option dates without additional proof of insurability. Under the terms of the rider, an increase in the Specified Amount will automatically occur on an option date upon written request submitted to Western Reserve within 60 days prior to such option date. An option date is each Anniversary nearest the Insured's 25th, 28th, 31st, 34th, 37th and 40th birthdays. The amount of the increase will be the option amount specified in the Policy.

   OTHER INSURED RIDER: Provides that Western Reserve will pay the Face Amount of the rider to the Primary Insured upon receipt of due proof of the other Insured's death. On any Monthiversary while the rider is In Force, the Policyowner may exchange the rider without evidence of insurability for a new Policy on the other Insured's life upon written request subject to the following: (a) the rider has not reached the Anniversary nearest the other Insured's 70th birthday; (b) the new policy is any permanent plan of insurance then offered by Western Reserve; (c) the amount of insurance upon conversion will equal the Face Amount then In Force under the rider; and (d) the payment of the premium will be based on the other Insured's rate class under the rider.

   DISABILITY WAIVER RIDER: Provides a waiver of the monthly deductions for the Policy while the Insured is disabled. Under the terms of the rider, the monthly deductions will be waived upon receipt of proof adequate to Western Reserve that: the Insured is totally disabled, as defined in the rider; the disability commenced while the rider was In Force; the disability began before the Anniversary nearest the Insured's 60th birthday; and total disability has existed continuously for at least six months. No monthly deduction will be waived which falls due more than one year prior to receipt by Western Reserve of written notice of a claim. Certain risks, as defined in the rider, are not covered.

   DISABILITY WAIVER AND INCOME RIDER: Provides the identical benefit as the Disability Waiver Rider and, in addition, a monthly income benefit up to a maximum 120 monthly payments.

   PRIMARY INSURED RIDER: Provides the payment of the Face Amount of the rider upon receipt by Western Reserve of due proof that the Primary Insured's death occurred while the rider was In Force. On any Monthiversary while the rider is In Force, the Policyowner may exchange the rider without evidence of insurability for a new policy on the Primary Insured's life. Such new policy will be issued upon written request subject to the following: (a) the rider has not reached the Anniversary nearest the Primary Insured's 70th birthday;
(b) the new policy is any permanent plan of insurance then offered by Western Reserve; (c) the amount of insurance upon conversion will equal the Face Amount then In Force under the rider; and (d) the payment of the premium based on the Primary Insured's rate class under the rider.


                              THE FIXED ACCOUNT

   A Policyowner may allocate Net Premiums and transfer Cash Value to the Fixed Account, which is part of Western Reserve's General Account. The Insurance Department of New Jersey has disapproved, for Policies issued in New Jersey, the ability both to allocate Net Premiums to the Fixed Account and to transfer Cash Value from Sub-Accounts of the Series Account to the Fixed Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the General Account nor any interests therein are generally subject to the provisions of these acts and Western Reserve has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   The portion of the Cash Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's General Account, Western Reserve assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to Western Reserve's general liabilities from business operations.

FIXED ACCOUNT VALUE

   At the end of any Valuation Period, the Fixed Account Value is equal to:

   1. The sum of all Net Premium payments allocated to the Fixed Account;
      plus

   2. Any amounts transferred from a Sub-Account to the Fixed Account; plus

   3. Total interest credited to the Fixed Account; minus

   4. Any amounts charged to pay for monthly deductions as they are due;
      minus

   5. Any cash withdrawals or surrenders from the Fixed Account; minus

   6. Any amounts transferred to a Sub-Account from the Fixed Account.

   For Policies issued in New Jersey, the Fixed Account Value at the end of any Valuation Period is equal to:

   1. Any amounts transferred from a Sub-Account to the Fixed Account to establish a Loan Reserve; plus

   2. Total interest credited to the Loan Reserve.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

   The Fixed Account Value, including the Loan Reserve, is guaranteed to accumulate at a minimum effective annual interest rate of 4%. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited different current interest rates.

   Western Reserve further guarantees that when a higher current interest rate is declared on an allocation to the Fixed Account, that interest rate will be guaranteed on such allocation for at least a one year period (the "Guarantee Period"), unless the Cash Value associated with an allocation has been transferred to the Loan Reserve. Western Reserve reserves the right to apply a different current interest rate to that part of the Cash Value equal to the Loan Reserve. At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). The rate declared on such allocation and accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Policy's Cash Value in the Fixed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of Western Reserve. The Policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

   Allocations from the Fixed Account Value to provide: a) cash withdrawal amounts, b) transfers to the Series Account, or c) monthly deduction charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

   Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the Guarantee Period to less than one year.

ALLOCATIONS, TRANSFERS AND WITHDRAWALS


   Net premium payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Office, except Net Premium received prior to the Policy Date will take place on the Policy Date (or the Record Date, if later).

   For transfers from the Fixed Account to a Sub-Account, Western Reserve reserves the right to require that transfer requests be in writing and received at Western Reserve's Office within 30 days after a Policy Anniversary. For Policies issued prior to September 1, 1994, there is no limit on the amount that may be transferred from the Fixed Account. For Policies issued on or after September 1, 1994 in all states which have approved the change, the amount that may be transferred is limited to the greater of (a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Policy year from the Fixed Account, unless Western Reserve consents otherwise. Please consult your Policy for details. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for cash withdrawals and surrenders only upon written request of the Policyowner, and are subject to any applicable requirement for a signature guarantee. (See Policy Rights -Surrender Privileges, p. 37.) Western Reserve further reserves the right to defer payment of transfers, cash withdrawals, or surrenders from the Fixed Account for up to six months. In addition, Policy provisions relating to transfers, cash withdrawals or surrenders from the Series Account will also apply to Fixed Account transactions.

                         DISTRIBUTION OF THE POLICIES

   The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of InterSecurities, Inc., an affiliate of Western Reserve and the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. InterSecurities, Inc. is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by InterSecurities, Inc. for acting as principal underwriter for the Policies. The maximum sales commission payable to Western Reserve agents or other registered representatives will be approximately 65% of all premium payments up to the "target" premium (which is less than the Guideline Premium shown on the Policy) and 2.2% of all premium payments in excess thereof. In addition, certain production, persistency and managerial bonuses may be paid.

                             FEDERAL TAX MATTERS

INTRODUCTION

   The ultimate effect of Federal income taxes on the Cash Value and on the economic benefit to the Policyowner or Beneficiary depends on Western Reserve's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws. Because the discussion herein is based upon Western Reserve's understanding of Federal income tax laws as they are currently interpreted, Western Reserve cannot guarantee the tax status of any Policy. Western Reserve makes no representations regarding the likelihood of continuation of the current Federal income tax laws, Treasury Regulations, or of the current interpretations by the Internal Revenue Service ("IRS"). Western Reserve reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.

TAX CHARGES

   At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than premium taxes) that the Company incurs that may be attributable to such Account or to the Policies. Western Reserve, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Series Account or to the Policies.

TAX STATUS OF THE POLICY

   Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") has recently issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

   With respect to a Policy that is issued on the basis of a rate class using non-smoker Ultimate Select, non-smoker Select, smoker Ultimate Standard or smoker Standard guaranteed rates, while there is some uncertainty due to the limited guidance on Section 7702, Western Reserve nonetheless believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard rate class, there is even less guidance to determine whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether such a Policy would satisfy Section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy Section 7702, Western Reserve will take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitation allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

   Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Series Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Series Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how the Fund's assets may be invested. Western Reserve believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

   In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the owner's gross income. The IRS has stated in published rulings that the owner of a variable life insurance policy will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-account without being treated as owners of the underlying assets."

   The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Series Account.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   1. IN GENERAL. Western Reserve believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

   A change in a Policy's Specified Amount, the payment of an unscheduled premium, the taking of a Policy loan, a cash withdrawal, a total surrender, a Policy Lapse with an outstanding indebtedness, a change in death benefit options, the exchange of a Policy, or the assignment of a Policy may have tax consequences depending upon the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a Policyowner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, that Policyowner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

   Generally, the Policyowner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under Section 7702A. Section 7702A generally applies to Policies entered into or materially changed after June 20, 1988.


   2. MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether such a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the Cash Value at the time of such change and the additional premiums paid in the seven Policy years starting with the date on which the material change occurs.

   Under Western Reserve's current procedures, the Policyowner will be notified at the time a Policy is issued whether, according to Western Reserve's calculations, the Policy is or is not classified as a modified endowment contract based on the premium then received. The Policyowner will also be notified of the amount of the maximum annual premium which can be paid without causing a Policy to be classified as a modified endowment contract. A Policy issued under the Protector Plus Program will in most instances be treated as a Modified Endowment Contract. (See Charges and Deductions -Protector Plus Program, p. 35.)


   Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before making any change to, including an exchange of, a Policy to determine whether such change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

   If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all pre-death distributions from such a Policy (including distributions upon surrender, distributions made in anticipation of the Policy becoming a modified endowment contract, and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. (Unpaid Policy loan interest will be treated as a loan for these purposes.) Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from, or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

   4. DISTRIBUTION FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a cash withdrawal, a decrease in the Policy's death benefit, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

   Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

   Finally, distributions (including distributions upon surrender or lapse) or loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax.

   5. POLICY LOAN INTEREST. The deductibility of Policy loan interest may be limited by the Code. For example, interest paid on any loan under a Policy which is owned by an individual generally is not deductible. Therefore, a Policyowner should consult a competent tax adviser as to whether Policy loan interest will be deductible.

   6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

   7. MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

EMPLOYMENT-RELATED BENEFIT PLANS

   On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                              SAFEKEEPING OF THE
                           SERIES ACCOUNT'S ASSETS


   Western Reserve holds the assets of the Series Account. The assets are kept physically segregated and held separate and apart from the General Account. Western Reserve maintains records of all purchases and redemptions of Fund shares by each of the Sub-Accounts. Additional protection for the assets of the Series Account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage, to a limit of $11 million, subject to a $50,000 deductible.

                     VOTING RIGHTS OF THE SERIES ACCOUNT

   To the extent required by law, Western Reserve will vote the Fund shares held in the Series Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Series Account. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Western Reserve determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

   The number of votes which a Policyowner has the right to instruct will be calculated separately for each Sub-Account. The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in that Sub-Account by $100. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

   Western Reserve will vote Fund shares as to which no timely instructions are received and Fund shares which are not attributable to Policyowners in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

   Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

   DISREGARD OF VOTING INSTRUCTIONS. Western Reserve may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, Western Reserve itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of a Portfolio of the Fund if Western Reserve reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Western Reserve determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event Western Reserve does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                     STATE REGULATION OF WESTERN RESERVE

   As a life insurance company organized and operated under Ohio law, Western Reserve is subject to provisions governing such companies and to regulation by the Ohio Commissioner of Insurance.

   Western Reserve's books and Accounts are subject to review and examination by the Ohio Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance
Commissioners at least once every three years.

                                 REINSURANCE

   Western Reserve intends to reinsure a portion of the risks assumed under the Policies.

                       EXECUTIVE OFFICERS AND DIRECTORS
                              OF WESTERN RESERVE


JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE
   OFFICER AND PRESIDENT, Chairman of the Board of Directors (1987 - present) and Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 - present), President (March, 1993 - present), WRL Series Fund, Inc.; Chairman of the Board of Directors and Chief Executive Officer (1988 to February, 1991), President (1988 - 1989), Director (1976 to February,
   1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 to September, 1990 and November, 1990 to present) and President and Chief Executive Officer (November, 1986 to September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

RICHARD B. FRANZ, II(1), SENIOR VICE PRESIDENT AND TREASURER, Senior Vice
   President (1987 - present), Chief Financial Officer (1987 - December, 1995) and Treasurer (1988 - present), Western Reserve Life Assurance Co. of
   Ohio; Senior Vice President and Treasurer (1988 to February, 1991),
   Pioneer Western Corporation (financial services), Largo, Florida;
   Treasurer (1988 to September, 1990 and November, 1990 to present), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida; Treasurer (1988 - present), WRL Series Fund, Inc.

ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL
   OFFICER, Executive Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June,
   1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (September, 1993 - present), WRL Series Fund, Inc.


WILLIAM H. GEIGER(1), SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL,
   Senior Vice President, Secretary and General Counsel (July, 1990 - present) of

   Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and General Counsel of Pioneer Western Corporation (financial services) and Secretary of its subsidiaries (May, 1990 to February, 1991); Vice President and Assistant Secretary (November, 1990 to present) and Secretary (June, 1990 to September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida; Secretary and General Counsel of Orange State Life and Health Insurance Company, and its affiliates, Largo, Florida (March, 1980 to April, 1990).

G. JOHN HURLEY(1), EXECUTIVE VICE PRESIDENT, Executive Vice President (June, 1993 - present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (June, 1993 - present), Director (March, 1994 - present), WRL Series Fund, Inc.; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President (May, 1988 - February, 1991) Pioneer Western Corporation (financial services).

ALLAN J. HAMILTON(1), VICE PRESIDENT AND CONTROLLER, Vice President and
   Controller (1987 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), Largo, Florida.


PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499,
   Director (February, 1991 to present), Western Reserve Life Assurance Co. of Ohio; Vice President and Chief Tax Officer (1984 -present), Chief Financial Officer (1992 - present) AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.


JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429,
   Director (1987 - present), Western Reserve Life Assurance Co. of Ohio; Trustee, IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Director, Regional Marketing, (1986 - January, 1993), Martin Marietta Corporation, Dayton, Ohio.

LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio
   44124, Director (September, 1994 - present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 - 1993), Cleveland, Ohio.

----------
   (1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

                                LEGAL MATTERS

   Sutherland, Asbill & Brennan, Washington, D.C., has provided advice on certain legal matters concerning Federal securities laws in connection with the Policies. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Western Reserve's right to issue the Policy under Ohio Insurance Law, have been passed upon by Thomas E. Pierpan, Vice President and Counsel of Western Reserve.

                              LEGAL PROCEEDINGS

   There are no legal proceedings to which the Series Account is a party or to which the assets of the Series Account are subject. Western Reserve is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Series Account.

                                   EXPERTS


   The financial statements of WRL Series Life Account as of December 31, 1995 and 1994 and for the years then ended have been included herein in reliance upon the report of Price Waterhouse LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.

   The financial statements of Western Reserve Life Assurance Co. of Ohio at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent accountants, as set forth in their reports thereon appearing elsewhere herein which are based in part on the reports of Price Waterhouse LLP, independent auditors. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


   Actuarial matters included in this Prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

   A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Series Account, Western Reserve and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

           INFORMATION ABOUT WESTERN RESERVE'S FINANCIAL STATEMENTS

   The financial statements of Western Reserve which are included in this Prospectus (see p. 63) should be considered only as bearing on the ability of Western Reserve to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Series Account.


   Financial statements for Western Reserve for the years ended December 31, 1995, 1994 and 1993, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

                                  APPENDIX A
                           ILLUSTRATION OF BENEFITS

   The tables in Appendix A illustrate the way in which a Policy operates. They show how the death benefit, Cash Value and Net Surrender Value of a Policy issued to an Insured of a given age and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the Policy values that would result based on the assumptions that the premium is paid as indicated, that the Owner has not requested an increase or decrease in the Specified Amount of the Policy, and that no cash withdrawals or Policy loans have been made.

   The death benefits, Cash Values and Net Surrender Values under a Policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above and below those averages for individual Policy years. They would also differ if any Policy loans were made during the period of time illustrated.


   The illustration on page 40 is based on a Policy for an Insured who is a 35 year old male in the non-smoker Ultimate Select rate class, annual premiums of $2,000, a $165,000 Specified Amount and death benefit Option A. The illustrations on that page also assume cost of insurance charges based on Western Reserve's GUARANTEED cost of insurance rates.

   The illustrations on pages 41-42 are based on the same factors as those on page 40, except that cost of insurance rates are based on the CURRENT cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table). The illustration on page 56 depicts, in graphic format, the same levels of cumulative net premiums, Net Surrender Values, and death benefits payable during any Policy year, as are shown on page 55, and assumes a hypothetical gross annual rate of return of 12%.

   The amounts shown for the death benefits, Cash Values and Net Surrender Values take into account (1) the daily charge for assuming mortality and expense risks assessed against each Sub-Account which is equivalent to an annual charge of 0.90% of the average net assets of the Sub-Accounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.88% of the average daily net assets of the Portfolios of the Fund; and (3) all applicable premium expense charges and Cash Value charges. The 0.88% expense level assumes an equal allocation of amounts among the thirteen Sub-Accounts and is based on an average 0.72% investment advisory fee and 1995 average normal operating expenses of 0.16%. Calculation of the average annual expense level utilized actual annual expenses incurred during 1995 for the Money Market Sub-Account (0.60%), Bond Sub-Account (0.59%), Growth Sub-Account (0.84%), Short-to-Intermediate Government Sub-Account (0.81%), Equity-Income Sub-Account (0.89%), Emerging Growth Sub-Account (0.92%), Global Sub-Account (1.00%), Aggressive Growth Sub-Account ( %), Balanced Sub-Account ( %) and Utility Sub-Account ( %). Because the Tactical Asset Allocation Sub-Account and C.A.S.E. Growth Sub-Account were not in existence during the full year of 1995 (commencement of operations was January 3, 1995 for Tactical Asset Allocation Sub-Account and May 1, 1995 for C.A.S.E. Growth Sub-Account); and the Value Equity Sub-Account had not commenced operations as of December 31, 1995, the annual expense level utilized in the calculation for each of these three Sub-Accounts is estimated to be 1.00% during 1996. During 1995, Western Reserve had undertaken to pay Fund expenses for each Portfolio to the extent normal operating expenses of a Portfolio exceeded a stated percentage of the Portfolio's average daily net assets. Western Reserve has undertaken until April 30, 1997 to pay expenses to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. Taking into account the assumed charges of 1.82%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.78%, 4.22%, and 10.22%.

   The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Series Account, because Western Reserve is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the Series Account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges. (See Charges Against the Series Account - Taxes, p. 34.)


   The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.

   Western Reserve will furnish, upon request, a comparable illustration reflecting the proposed Insured's age, sex, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                              MALE ISSUE AGE 35

       Specified Amount $165,000                  Ultimate Select Class
       Annual Premium $2,000                      Option Type A
                    Using Guaranteed Cost of Insurance Rates

                                              DEATH BENEFIT
                                   ASSUMING HYPOTHETICAL GROSS AND NET
END OF            PREMIUMS             ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED     0% (GROSS)     6% (GROSS)    12% (GROSS)
YEAR                AT 5%       -1.78% (NET)   4.22% (NET)   10.22% (NET)
1                    2,100        165,000        165,000         165,000
2                    4,305        165,000        165,000         165,000
3                    6,620        165,000        165,000         165,000
4                    9,051        165,000        165,000         165,000
5                   11,604        165,000        165,000         165,000
6                   14,284        165,000        165,000         165,000
7                   17,098        165,000        165,000         165,000
8                   20,053        165,000        165,000         165,000
9                   23,156        165,000        165,000         165,000
10                  26,414        165,000        165,000         165,000
15                  45,315        165,000        165,000         165,000
20                  69,439        165,000        165,000         165,000
30(AGE 65)         139,522        165,000        165,000         336,701
40(AGE 75)         253,680              *        165,000         781,191
50(AGE 85)         439,631              *        165,000       1,971,352
60(AGE 95)         742,526              *        235,212       4,667,659

                                CASH VALUE                               NET SURRENDER VALUE
END OF              ASSUMING HYPOTHETICAL GROSS AND NET          ASSUMING HYPOTHETICAL GROSS AND NET
POLICY YEAR             ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)    6% (GROSS)     12% (GROSS)    0% (GROSS)     6% (GROSS)    12% (GROSS)
                 -1.78% (NET)   4.22% (NET)   10.22% (NET)   -1.78% (NET)    4.22% (NET)    10.22% NET
1                    1,513          1,615           1,717          233             335            437
2                    2,988          3,287           3,599        1,625           1,924          2,235
3                    4,423          5,015           5,658        2,975           3,568          4,210
4                    5,815          6,800           7,912        4,284           5,269          6,381
5                    7,164          8,642          10,379        5,549           7,027          8,764
6                    8,469         10,542          13,080        6,769           8,843         11,380
7                    9,726         12,499          16,035        7,942          10,716         14,251
8                   10,936         14,516          19,273        9,068          12,648         17,405
9                   12,096         16,592          22,819       10,144          14,640         20,867
10                  13,207         18,730          26,708       11,171          16,694         24,672
15                  18,260         30,746          53,116       18,260          30,746         53,116
20                  21,567         44,398          95,747       21,567          44,398         95,747
30(AGE 65)          18,523         75,515         275,984       18,523          75,515        275,984
40(AGE 75)               *        109,080         730,085            *         109,080        730,085
50(AGE 85)               *        150,673       1,877,478            *         150,673      1,877,478
60(AGE 95)               *        232,883       4,621,445            *         232,883      4,621,445

            * IN THE ABSENCE OF AN ADDITIONAL PAYMENT, THE POLICY WOULD LAPSE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND. THE DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY WESTERN RESERVE OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                              MALE ISSUE AGE 35

        Specified Amount $165,000                  Ultimate Select Class
        Annual Premium $2,000                      Option Type A
                      Using Current Cost of Insurance Rates

                                              DEATH BENEFIT
                                   ASSUMING HYPOTHETICAL GROSS AND NET
END OF            PREMIUMS             ANNUAL INVESTMENT RETURN OF
POLICY           ACCUMULATED     0% (GROSS)     6% (GROSS)    12% (GROSS)
YEAR                AT 5%       -1.78% (NET)   4.22% (NET)   10.22% (NET)
1                    2,100        165,000        165,000         165,000
2                    4,305        165,000        165,000         165,000
3                    6,620        165,000        165,000         165,000
4                    9,051        165,000        165,000         165,000
5                   11,604        165,000        165,000         165,000
6                   14,284        165,000        165,000         165,000
7                   17,098        165,000        165,000         165,000
8                   20,053        165,000        165,000         165,000
9                   23,156        165,000        165,000         165,000
10                  26,414        165,000        165,000         165,000
15                  45,315        165,000        165,000         165,000
20                  69,439        165,000        165,000         165,000
30(AGE 65)         139,522        165,000        165,000         356,183
40(AGE 75)         253,680        165,000        165,000         846,288
50(AGE 85)         439,631              *        259,022       2,197,418
60(AGE 95)         742,526              *        391,040       5,486,311

                                CASH VALUE                               NET SURRENDER VALUE
END OF              ASSUMING HYPOTHETICAL GROSS AND NET          ASSUMING HYPOTHETICAL GROSS AND NET
POLICY YEAR             ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)    6% (GROSS)     12% (GROSS)    0% (GROSS)     6% (GROSS)    12% (GROSS)
                 -1.78% (NET)   4.22% (NET)   10.22% (NET)   -1.78% (NET)    4.22% (NET)    10.22% NET
1                    1,526          1,628           1,730          246             348            451
2                    3,015          3,316           3,629        1,652           1,952          2,266
3                    4,464          5,060           5,707        3,016           3,612          4,259
4                    5,871          6,863           7,983        4,340           5,332          6,451
5                    7,236          8,725          10,475        5,621           7,110          8,859
6                    8,557         10,647          13,203        6,857           8,947         11,504
7                    9,835         12,631          16,195        8,052          10,848         14,411
8                   11,072         14,683          19,478        9,205          12,816         17,611
9                   12,279         16,815          23,095       10,327          14,863         21,143
10                  13,438         19,014          27,063       11,402          16,978         25,027
15                  19,496         32,210          54,853       19,496          32,210         54,853
20                  24,294         47,816          99,932       24,294          47,816         99,932
30(AGE 65)          29,049         88,540         291,954       29,049          88,540        291,954
40(AGE 75)          23,511        149,965         790,923       23,511         149,965        790,923
50(AGE 85)               *        246,688       2,092,779            *         246,688      2,092,779
60(AGE 95)               *        387,168       5,431,991            *         387,168      5,431,991

            * IN THE ABSENCE OF AN ADDITIONAL PAYMENT, THE POLICY WOULD LAPSE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND. THE DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY WESTERN RESERVE OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              MALE ISSUE AGE 35
                 $2,000 ANNUAL PREMIUM FOR NON-SMOKER SELECT
                          $165,000 SPECIFIED AMOUNT
                        OPTION A - FIXED DEATH BENEFIT
                       CURRENT COST OF INSURANCE RATES
                                [INSERT CHART]

                                  APPENDIX B
                           LONG TERM MARKET TRENDS

   The information below is a record of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is a historical record and is not intended as a projection of future performance. Charges associated with a variable life insurance policy are not reflected.

   The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

   The following chart illustrates the average annual returns of the Standard & Poor's Index of 500 Common Stocks ("S&P 500 Stock Index") for each of the 20 year periods shown. These returns are compared to the average annual returns of high grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1935 and have ending periods at five year intervals.)

                                [INSERT CHART]


* Source: (C) STOCKS, BONDS, BILLS AND INFLATION 1996 YEARBOOK/Trademark/, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

   Over the 51 20-year time periods beginning in 1926 and ending in 1995 (I.E. 1926-1945, 1927-1946, and so on through 1976-1995):

   -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 47 of the 51 periods.

   -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 51 periods.

   -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 51 periods.

   From 1926 through 1995 the average annual return for common stocks was 10.2%, compared to 5.4% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.


    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS


   The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending 1995.


   The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

   The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

            PERCENT OF HOLDINGS PERIOD WITH THE FOLLOWING RESULTS:
                                                                                                         GREATER
                                                                                                           THAN
  HOLDING        NEGATIVE        0-5.00%       5.01-10.00%        10.01-15.00%        15.01-20.00%        20.00%
   PERIOD         RETURN         RETURN           RETURN             RETURN              RETURN           RETURN
-----------     -----------    ----------     --------------    ---------------     ---------------     ----------
  1 year           29.0%           4.3%            11.6%               7.2%               11.6%            36.2%
  5 years          10.8%          15.4%            20.2%              27.7%               16.9%             9.2%
 10 years           3.3%          11.7%            36.7%              21.7%               25.0%             1.7%
 20 years           0.0%           6.0%            34.0%              54.0%                6.0%             0.0%

----------
Source: (c) STOCKS, BONDS, BILLS AND INFLATION 1996 YEARBOOK/Trademark/, Ibbotson Associates, Inc., Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.


                                   ----------

                       THE WRL FREEDOM EQUITY PROTECTOR
              AND THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

   As the Long Term Market Trends graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.

   The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

   Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

In this method of investing:

   /bullet/ Relatively constant dollar amounts are invested at regular intervals
            (monthly, quarterly, or annually),

   /bullet/ Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                       HOW DOLLAR COST AVERAGING WORKS

  INVESTMENTS AT             COMMON STOCK             SHARES
REGULAR INTERVALS            MARKET PRICE           PURCHASED
------------------         ---------------         ------------
       $150                      $20                    7.5
        150                       15                   10.0
        150                       10                   15.0
        150                        5                   30.0
        150                       10                   15.0
        150                       15                   10.0
------------------                                 ------------
       $900                                            87.5

Total Value of 87.5 shares /at/ $15/share            $1,312.50
Less Investment made                                   (900.00)
                                                     ---------
Gain/Profit                                          $  412.50

   Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method ONLY works if the investor continues to invest relatively constant amounts over a long period of time.

   This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.


   How does the dollar cost averaging method relate to the WRL Freedom Equity Protector(Registered Trademark)? A Policyowner may invest his or her Net Premium in a Sub-Account, and although a Policy's value in a Sub-Account or Sub-Accounts is affected by several factors other than investment experience (E.G., Cash Value charges and charges against the Series Account), the dollar cost averaging method can be generally applied to the Policy to the extent that the Policyowner pays a Planned Periodic Premium on a regular basis and he or she allocates Net Premium resulting from those Planned Periodic Premiums to Sub-Accounts in relatively constant amounts.


                        INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE ACCOUNT:


   Report of Independent Accountants dated January 31, 1996

   Statement of assets, liabilities and equity Accounts at December 31, 1995

   Statement of operations for the year ended December 31, 1995 and statement of changes in equity accounts for the years ended December 31, 1995 and 1994


   Notes to Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO:


   Report of Independent Auditors dated            , 1996

   Statutory-Basis Balance sheet at December 31, 1995 and 1994

   Statutory-Basis Statement of operations for the years ended December 31, 1995, 1994 and 1993

   Statutory-Basis Statement of capital and surplus for the years ended December 31, 1995, 1994 and 1993

   Statutory-Basis Statement of cash flows for the years ended December 31, 1995, 1994, and 1993


   Notes to Statutory-Basis Financial Statements


   Statutory-Basis Financial Statement Schedules

WRL00011-05/96

                                    PART II.
                                OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


                    STATEMENT WITH RESPECT TO INDEMNIFICATION

        Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          OHIO GENERAL CORPORATION LAW

        SECTION 1701.13  AUTHORITY OF CORPORATION.

        (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

               (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

               (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

               (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

               (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

               (c)    By the shareholders;

               (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

        Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                      (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                      (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

               (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

        (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

        (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

        (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           SECOND AMENDED ARTICLES OF INCORPORATION OF WESTERN RESERVE

                                 ARTICLE EIGHTH

        EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

        (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

        (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

        (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.


                 AMENDED CODE OF REGULATIONS OF WESTERN RESERVE

                                    ARTICLE V

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            REPRESENTATIONS, DESCRIPTION AND UNDERTAKINGS PURSUANT TO
                 PARAGRAPH (b)(13)(iii)(F) of RULE 6e-3(T) UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

               Registrant makes the following representations:

                 (1)    Section 6e-3(T)(b)(13)(iii)(F) is being relied upon.

                 (2) The level of the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance policies.

                 (3) Western Reserve Life Assurance Co. of Ohio has concluded that there is a reasonable likelihood that the distribution financing arrangement of WRL Series Life Account (the "Series Account") will benefit the Series Account and the Policyowners.

                 (4) The Series Account will invest only in management companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under the Rule 12b-1 to finance distribution expenses.

        The methodology used to support the representation made in paragraph (2) above was to analyze the mortality and expense risk charges of representative selections of other flexible premium variable life insurance policies considered to be comparable to Western Reserve's policy. Western Reserve will maintain and make available to the Commission on request, a memorandum setting forth the basis for the representations in paragraph (2) above and a memorandum setting forth the basis for the representation in paragraph (3) above.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing sheet

        The Prospectus, consisting of 48 pages

        The undertaking to file reports
        The statement with respect to indemnification
        The Rule 484 undertaking
        The Rule 6e-3(T) undertaking
        The signatures

Written consent of the following persons:

        (a)      Alan Yaeger
        (b)      Thomas E. Pierpan, Esq.
        (c)      Sutherland, Asbill & Brennan
        (d)      Ernst & Young LLP
        (e)      Price Waterhouse LLP

The following exhibits:

1.      The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:
        A.       (1)    Resolution of the Board of Directors of Western Reserve
                        establishing the Series Account (1)
                 (2)    Not Applicable
                 (3)    Distribution of Policies:
                        (a) Form of Master Service and Distribution Compliance
                            Agreement (5)
                        (b)  (i) Form of Broker/Dealer Supervisory and Service
                                 Agreement (4)
                            (ii) Form of Broker/Dealer Supervisory and Service
                                 Agreement (4)
                        (c)    See Exhibit 1.A.(3)(b)(ii)
                 (4)    Not Applicable
                 (5)    Specimen Flexible Premium Variable Life Insurance
                        Policy (2)

                        (a) Terminal Illness Accelerated Death Benefit Rider
                            (Form Nos. ACCDB-10/94, ACCDB-CT-10/94,
                            ACCDBIN-10/94, ACCDB-10/94MN, ACCDBMS-01/95,
                            ACCDBSC-02/95, ACCDBIL-10/94) (10)

                 (6)    (a) Second Amended Articles of Incorporation of
                            Western Reserve (3)
                        (b) Amended Code of Regulations (By-Laws) of Western
                            Reserve (5)
                 (7)    Not Applicable
                 (8)    (a) Investment Advisory Agreement with the Fund (6)
                        (b) Sub-Advisory Agreement (6)
                 (9)    Not Applicable
                 (10) Form of Application for Flexible Premium Variable Life Insurance Policy (2)
                 (11) Memorandum describing issuance, transfer and redemption procedures (4)

2.      See Exhibit 1.A. (5)

3. Opinion of Counsel as to the legality of the securities being registered (7)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.      Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (8)


7.      Consent of Thomas E. Pierpan, Esq. (10)

8.      Consent of Sutherland, Asbill & Brennan (11)

9.      Consent of Ernst & Young LLP (11)

10.     Consent of Price Waterhouse LLP (11)

11.     Powers of Attorney (10)

----------------------------------------

(1) This exhibit was previously filed on Form S-6 Registration Statement dated September 27, 1985 (File No. 33-506) and is incorporated herein by reference.

(2) This exhibit was previously filed on Form S-6 Registration Statement dated September 25, 1989 (File No. 33-31140) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated May 1, 1989 (File No. 33-506) and is incorporated herein by reference.

(4) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated December 19, 1989 (File No. 33-31140) and is incorporated herein by reference.

(5)     This exhibit was  previously  filed on  Post-Effective  Amendment
        No. 3 to Form N-4 Registration Statement dated March 1, 1991 (File No. 33-24856) and is incorporated herein by reference.

(6)     This exhibit was previously  filed on  Post-Effective  Amendment
        No. 6 to Form N-1A Registration Statement dated March 1, 1991 (File No. 33-507) and is incorporated herein by reference.

(7) This exhibit was previously filed on Post-Effective Amendment No. 2 to Form S-6 Registration Statement dated May 1, 1991 (File No. 33-31140) and is incorporated herein by reference.

(8)      This exhibit was previously  filed on  Post-Effective  Amendment
        No. 6 to Form S-6 Registration Statement dated February 22, 1994 (File No. 33-31140) and is incorporated herein by reference.

(9)     This exhibit was  previously  filed on  Post-Effective  Amendment
        No. 7 to Form S-6 Registration Statement dated December 30, 1994 (File No. 33-31140) and is incorporated herein by reference.


(10)    This exhibit was previously  filed on  Post-Effective  Amendment
        No. 10 to Form S-6 Registration Statement dated April 26, 1995 (File No. 33-31140) and is incorporated herein by reference.

(11)    To be filed by amendment.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Account, has duly caused this Post-Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Largo, County of Pinellas, Florida on this 26th day of February, 1996.



(SEAL)                                    WRL SERIES LIFE ACCOUNT
                                          -----------------------
                                             Registrant


                                          WESTERN RESERVE LIFE
                                          ASSURANCE CO. OF OHIO
                                          ---------------------
                                             Depositor
ATTEST:



/S/ THOMAS E. PIERPAN                            By:  /S/ JOHN R. KENNEY
---------------------                            -----------------------
Thomas E. Pierpan                                  John R. Kenney
Vice President                                     Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURE AND TITLE                                DATE
     -------------------                                ----



/S/ JOHN R. KENNEY                                  February 26, 1996
-----------------------------
John R. Kenney, Chairman of the
Board, President and Chief
Executive Officer


/S/ RICHARD B. FRANZ, II                            February 26, 1996
-----------------------------
Richard B. Franz, II, Senior Vice
President and Treasurer


/S/ ALAN M. YAEGER                                  February 26, 1996
-----------------------------
Alan M. Yaeger, Executive Vice
President, Actuary &
Chief Financial Officer*


------------
*Principal Financial Officer

/S/ KENNETH P. BEIL                                 February 26, 1996
---------------------------
Kenneth P. Beil, Assistant
Vice President & Principal
Accounting Officer**


/S/ PATRICK S. BAIRD                                February 26, 1996
-------------------------------
Patrick S. Baird, Director ***


/S/ LYMAN H. TREADWAY                               February 26, 1996
--------------------------------
Lyman H. Treadway, Director ***


/S/ JACK E. ZIMMERMAN                               February 26, 1996
--------------------------------
Jack E. Zimmerman, Director ***



------------
**Principal Accounting Officer




***  /S/ THOMAS E. PIERPAN
---------------------------------
     Signed by: Thomas E. Pierpan
          as Attorney-in-fact